UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DIGITILITI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

September ___, 2010
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Digitiliti, Inc. (“Digitiliti”), to be held on October 14, 2010, at 1:00 p.m., Central Daylight Time, at the offices of Digitiliti, Inc., located at 266 East 7th Street, St. Paul, Minnesota 55101. The enclosed Notice of Annual Meeting of Stockholders and the Proxy Statement describe the matters to be acted upon at the meeting. During the meeting, we will also review status of current operations and provide an opportunity for you to ask questions.
The Proxy Statement contains a more extensive discussion of each proposal, and therefore you should read the Proxy Statement carefully. The Board of Directors unanimously recommends that you vote “FOR” all proposals. Only stockholders of record at the close of business on August 16, 2010, are entitled to receive notice of and vote at the meeting.
The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. If you attend the meeting, you may vote in person even if you have previously returned a proxy to us by mail.
Please see the Notice of Annual Meeting of Stockholders, the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010, the Proxy Statement and form of Proxy (collectively, the “Proxy Materials”) which follow this letter, as well as the 2009 Annual Report.

Sincerely,
/s/ Roy A. Bauer
ROY A. BAUER
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2010
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2010
PROXY STATEMENT FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2010
OTHER MATTERS
FINANCIAL STATEMENTS
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION FOR FISCAL YEAR 2009
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT YEAR END 2009
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2
NEW PLAN BENEFITS
DESCRIPTION OF THE 2010 PLAN
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 2010 PLAN
PROPOSAL 3
PROPOSAL 4
REPORT OF THE AUDIT AND FINANCE COMMITTEE

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 14, 2010

To the Stockholders of Digitiliti Inc.:
The 2010 Annual Meeting of Stockholders of Digitiliti, Inc. a Delaware corporation (“Digitiliti”), will be held on October 14, 2010, starting at 1:00 p.m., Central Daylight Time, at our office located at 266 East 7th Street, St. Paul, MN 55101, for the following purposes:
1.	To elect five directors to serve until the next annual meeting of stockholders, and until their successors are duly elected and qualified;

2.	To approve the 2010 long-term incentive plan;

3.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate the additional shares as common stock;

4.	To ratify the appointment of Malone and Bailey, LP to serve as independent registered public accounting firm for the year ending December 31, 2010; and

5.	To transact such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.
Our Board of Directors has chosen the close of business on August 16, 2010, as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof, all in accordance with the accompanying Proxy Statement.
A form of photo identification and, if not a record holder, proof of ownership of common stock or Series A Preferred Stock of Digitiliti, or its predecessor, will be requested for admission to the 2010 annual meeting.

By Order of the Board of Directors,
/s/ William M. McDonald
WILLIAM M. McDONALD
Secretary
St. Paul, Minnesota
September  _____, 2010

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON OCTOBER 14, 2010
In accordance with the Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a notice with instructions for accessing the materials via the Internet and voting via mail. We believe this method of distribution will make the proxy distribution process more efficient and less costly.
The Notice of Annual Meeting of Stockholders, the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010, this Proxy Statement, the form of proxy, and our 2009 Annual Report will be available on or about September 4, 2010 at www.digitiliti.com/proxy2010. References to our company website are not intended to and do not incorporate information found generally on our company website into the Proxy Statement.
To receive a paper copy of our proxy statement, form of proxy, and our 2009 Annual Report, stockholders must submit the request through one of the following methods on or before October 1, 2010:
By Internet: www.digitiliti.com/proxy2010
By telephone: 1-888-292-3396
By email: proxy2010@digitiliti.com — if requesting materials by email, please clearly identify the reports you are requesting and the name and address to which the materials should be sent.
There is no charge to request a paper copy of materials.

DIGITILITI, INC.
PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2010
This Proxy Statement and related documents are furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock and Series A Convertible Preferred Stock in connection with the annual meeting of stockholders to be held at our offices located at 266 East 7th Street, St. Paul, MN 55101, on October 14, 2010, at 1:00 p.m. CDT, subject to any adjournment or postponement thereof. The Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010 and Notice of Annual Meeting of Stockholders will be mailed to stockholders starting on or about September 3, 2010. A form of photo identification and, if not a record holder, proof of ownership of common stock or Series A Convertible Preferred Stock of Digitiliti, Inc., or our predecessor Storage Elements, Inc., will be requested for admission to the 2010 annual meeting.
“Householding” of Proxy Materials
We may send only one copy of the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010 to eligible stockholders who share a single address unless we have instructions to the contrary from any stockholder at that address. This practice, known as “householding,” reduces printing and mailing costs. If you or another stockholder of record sharing your address would like to receive an additional copy of the Notice Regarding the Availability of Proxy Materials, we will promptly deliver it to you upon your request in one of the following manners:
•	By sending a written request by mail to:
William M. McDonald, Secretary
Digitiliti, Inc.
266 East 7th Street
St. Paul, MN 55101
•	By calling William M. McDonald, Secretary, at (651) 925-3220

•	By emailing a request to proxy2010@digitiliti.com
If you are receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting William McDonald at (651) 925-3220.
VOTING AND REVOCABILITY OF PROXIES
Record Date and Share Ownership

Owners of record of shares of our common stock and Series A Convertible Preferred Stock at the close of business on August 16, 2010 will be entitled to vote at the annual meeting or adjournments or postponements thereof. As of the close of business on August 16, 2010, there were outstanding 64,745,000 shares of common stock and 752,262 shares of Series A Convertible Preferred Stock, which are the only classes of securities of the Company entitled to vote at the annual meeting (all such shares being referred to herein as the “shares” and all holders thereof being referred to as our “stockholders”). Each share of common stock is entitled to one vote. Each share of Series A Convertible Preferred Stock is entitled to five votes, and will vote together as a single class with the holders of common stock. There is no cumulative voting for the election of directors.
We will make available a list of holders of record of our common stock and Series A Convertible Preferred Stock as of the close of business on August 16, 2010 for inspection during normal business hours at our offices, 266 East 7th Street, St. Paul, MN 55101, for ten business days prior to the annual meeting. This list will also be available at the annual meeting. For information regarding security ownership by management and by the beneficial owners of more than 5% of our securities, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010

The Company is making proxy materials for the annual meeting available over the Internet. Therefore, the Company is mailing to its stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. The notice is entitled “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 14, 2010.” All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on this notice.
Voting Shares

At least ten (10) days following the Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on October 14, 2010, stockholders will receive a Proxy card and postage-paid return envelope. Stockholders can ensure that their shares are voted at the annual meeting by signing, dating and returning the Proxy in the return envelope. All proxies are to be submitted either by mail or in person at the annual meeting. If shares are held in street name, such stockholders will receive instructions from their broker, bank or other nominee that they must follow to have their shares voted.
All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the annual meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the annual meeting pursuant to this solicitation.
In voting on the election of directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified, stockholders may vote in one of the following ways:
1.	in favor of a nominee, or

2.	withhold vote as to a nominee.
In voting on (i) approval of the 2010 Long-Term Incentive Plan, (ii) approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate such additional shares as common stock, and (ii) the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2010, stockholders may vote in one of the following ways:
1.	in favor of the proposal,

2.	against the proposal, or

3.	abstain from voting on the proposal.
Stockholders should specify their choice for each matter on the proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the approval of the 2010 Long-Term Incentive Plan, FOR the approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate such additional shares as common stock, and FOR the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2010.
In addition, if other matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy will vote in accordance with their best judgment with respect to such matters. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. We do not currently know of any other matters to be presented at the annual meeting.

Revocability

A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the annual meeting, by giving our Secretary a written notice bearing a later date than the proxy or by giving a later dated proxy. Attendance at the annual meeting will not in itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to our Secretary, William McDonald, at Digitiliti, Inc., 266 East 7th Street, St. Paul, MN 55101.
Quorum

A quorum must be present at the annual meeting. According to our bylaws, the holders of a majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum. If a stockholder has returned valid proxy instructions or attends the annual meeting in person, that stockholder’s shares will be counted for the purpose of determining whether there is a quorum, even if the stockholder wishes to abstain from voting on some or all matters introduced at the annual meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is present.
Required Vote

A plurality of the votes cast is required for the election of the directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified. This means that the director nominee with the most votes for a particular slot is elected for that slot. Only votes “for” or “withheld” affect the outcome. Abstentions are not counted for purposes of the election of directors.
Approval of the 2010 Long-Term Incentive Plan will require the affirmative vote of a majority of the votes cast on this proposal, either in person or by proxy, assuming a quorum is present. For this proposal, abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.
Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate such additional shares as common stock will require the affirmative vote of a majority of the voting power of our common stock and Series A Convertible Preferred Stock entitled to vote at the annual meeting of stockholders. For this proposal, abstentions and broker non-votes will have the effect of a vote against this proposal.
Approval of the ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2010 will require the affirmative vote of a majority of the votes cast at the annual meeting, either in person or by proxy, assuming a quorum is present. For this proposal, abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.
Attending the Meeting

If you were a stockholder as of the close of business on August 16, 2010, you may attend the annual meeting in person. However, if your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
Expenses of Solicitation

The expense of solicitation of proxies will be borne by us. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the annual meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers, banks and nominees who hold shares in their name to furnish our proxy material to beneficial owners of the shares and will reimburse such brokers, banks and nominees for their reasonable out-of-pocket expenses in so doing.

OTHER MATTERS
The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the annual meeting. If other matters properly come before the annual meeting, it is the intention of the person(s) named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.
FINANCIAL STATEMENTS
Our consolidated financial statements for the year ended December 31, 2009 are included in our 2009 Annual Report to stockholders. Copies of the 2009 Annual Report will be available on our website on or about September 1, 2010 and will be sent to our stockholders upon request. The annual report does not form any part of the material for the solicitation of proxies.
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
Pursuant to the applicable rules under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2011 proxy statement. Proposals by stockholders intended to be included in our 2011 proxy statement must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act and must be submitted in writing to our Secretary no later than April 11, 2011, or a reasonable time before we begin to print and mail our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules and to review applicable provisions in our bylaws.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of August 16, 2010 regarding beneficial ownership of our common stock and Series A Convertible Preferred Stock by (i) each person known to us to beneficially own more than 5% of our common stock or Series A Convertible Preferred Stock, (ii) each of our directors and, (iii) each of our named executive officers and (iv) all the directors and named executive officers as a group. Except as otherwise indicated, each stockholder named has sole voting and investment power with respect to such stockholder’s shares.

		Aggregate Number of
Name and Address of		Beneficially Owned Shares(2)(3)			Percent of	Combined Percent
Beneficial Owner(1)	Title of Class	Common(4)		Preferred	Class(2)(3)(4)	of Voting Power(4)(5)
Roy A. Bauer, Director,	Common Stock	1,836,991	(6)		2.8%	2.65%
President, CEO	Series A			0	0%
	Convertible
	Preferred Stock
William McDonald, CFO	Common Stock	338,271	(7)		*	*
	Series A			0	0%
	Convertible
	Preferred Stock
Karen Gilles Larson, Director	Common Stock	106,250	(8)(11)		*	*
	Series A			0	0%
	Convertible
	Preferred Stock
Kedar R. Belhe, Director	Common Stock	1,466,964	(9)(11)		2.25%	2.33%
	Series A			28,367	3.77%
	Convertible
	Preferred Stock
R.M. Rickenbach, Director	Common Stock	81,250	(10)(11)		*	*
	Series A			0	0%
	Convertible
	Preferred Stock
Benno G. Sand, Director	Common Stock	81,250	(10)(11)		*	*
	Series A			0	0%
	Convertible
	Preferred Stock
All Directors and Executive	Common Stock	3,910,976	(11)(12)		5.90%	5.79%
Officers as a group (6 people)	Series A			28,367	3.77%
	Convertible
	Preferred Stock

*	Indicates less than 1%

(1)	All of these individuals share the same business address: 266 East 7th Street, St. Paul, MN 55101.

(2)	Based on 64,745,000 shares of our common stock outstanding and 752,262 shares of our Series A Convertible Preferred Stock outstanding as of August 16, 2010.

(3)	The number of outstanding shares of common stock in footnote 2 excludes shares of our common stock underlying outstanding convertible securities, including outstanding convertible debt and Series A Convertible Preferred Stock, and underlying outstanding options, warrants and other rights to purchase shares of common stock. In addition, the number of shares of common stock assumes that all of the stockholders of our predecessor, Storage Elements, Inc. have exchanged their respective shares of Storage Elements for shares of our common stock pursuant to the merger between Digitiliti and Storage Elements effective August 17, 2007 (the “Storage Merger”).

(4)	Includes outstanding stock options and warrants that are exercisable within sixty days of August 16, 2010, in accordance with Rule 13d-3(d) under the Exchange Act.

(5)	Based on one vote per share of common stock and five votes per share of Series A Convertible Preferred Stock.

(6)	Includes: (a) 156,250 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of August 16, 2010; (b) 500,000 shares of common stock issuable upon exercise of an outstanding and fully-vested warrant; (c) 332,286 shares held jointly by Mr. Bauer and his spouse; and (d) 192,206 shares of common stock earned by Mr. Bauer pursuant to his employment agreement, but which have not yet been issued.

(7)	Includes 275,006 shares of common stock issuable upon exercise of two outstanding options, to the extent exercisable within 60 days of August 16, 2010.

(8)	Consists of 106,250 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of August 16, 2010.

(9)	Includes: (a) 106,250 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of August 16, 2010; and (b) 325,000 shares of common stock issuable upon exercise of outstanding and fully-vested warrants.

(10)	Consists of 81,250 shares of common stock issuable upon exercise of an outstanding option, to the extent exercisable within 60 days of August 16, 2010.

(11)	Does not account for any automatic grants of options to non-employee directors pursuant to the proposed 2010 Long-Term Incentive Plan if such plan is approved by stockholders under Proposal 2.

PROPOSAL 1
ELECTION OF DIRECTORS
Our stockholders are asked to act upon a proposal to elect the director nominees. Our Board of Directors is presently composed of five directors. The term of the current directors will expire at the annual meeting. The five nominees for election to the Board of Directors are the current members of our Board of Director: Roy A. Bauer, Kedar R. Belhe, Karen Gilles Larson, R. M. Rickenbach and Benno G. Sand. Each director is to serve until the next annual meeting of our stockholders and until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or termination. All the nominees have indicated a willingness to serve if elected.
Should a nominee become unable to serve for any reason, or for good cause will not serve, our Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate a substitute nominee, in which event the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of such substitute nominee or nominees.
Vote Required
In order to approve this proposal, the affirmative vote of a plurality of the shares represented at the annual meeting, in person or by proxy, assuming a quorum is present, must be received in favor of this proposal.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the election of the director nominees.
Cumulative voting does not apply in the election of directors. Proxies may not be voted for a greater number of persons than the director nominees.
Recommendation of our Board of Directors
Our Board of Directors recommends a vote FOR the director nominees to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.
Nominees for Director
Biographical and other information concerning our directors and the director nominees for election at the annual meeting is set forth below.

Name	Age	Positions	Board Member Since
Roy A. Bauer	65	Chairman of the Board, President and Chief Executive Officer, Member Corporate Governance and Nominating Committee	Joined Board August 7, 2008 Elected Chairman October 2008 February 2009 President & CEO September 2009 Corporate Governance and Nominating Committee

Kedar R. Belhe	48	Director, Member Audit and Finance Committee, Chair of Compensation Committee	May 2009

Karen Gilles Larson	68	Director, Chair of the Governance and Nominating Committee, Member Audit and Finance Committee, Member Compensation Committee

		Former Chair of the Audit and Finance Committee — May 2009 until September 2009	May 2009

R.M. Rickenbach	70	Lead Director, Member Compensation Committee, Member Corporate Governance and Nominating Committee	September 10, 2009

Benno G. Sand	56	Director, Chair of the Audit and Finance Committee	September 10, 2009, and between October 2008 to April 2009

Roy A. Bauer. From January 2007 to February 2009, Mr. Bauer was the CEO of Key Teknowledgy, a management consulting firm based in Wisconsin specializing in strategy, business transformation, and management development services for international clients. From May 2001 to January 2007, Mr. Bauer held positions of Vice President and General Manager, Rochester Pemstar manufacturing Site; Executive Vice President, Pemstar United States Operations; Executive Vice President, WW Operations; Executive Vice President, Chief Operating Officer, and, ultimately, President and Chief Operating Officer of Pemstar Corporation, a WW contract manufacturing and product development company specializing in precision electro-mechanical devices, optical devices and computer systems. Prior to that time, Mr. Bauer worked for IBM for 24 years and held various positions up to executive level positions in both product development and manufacturing.
Mr. Bauer was nominated for election to our Board of Directors because of his specific experience and proven expertise in the computer and storage industry and software development, as well as his prior management experience in turning around distressed companies.
Kedar R. Belhe. Mr. Belhe was Senior Director of Business Development at St. Jude Medical (NYSE: STJ), a medical device company, at its AF Division from 2004 to 2007 and at the CV Division from 2007 to 2008. At the CV Division, Mr. Belhe was responsible for mergers and acquisitions and technology licensing transactions. At the AF Division, he was responsible for technology strategy planning. He led several initiatives of technology integration within the acquired businesses, as well as technology partnerships with major external companies. Mr. Belhe was Senior Director of Technology Development at St. Jude’s Daig Division from 1999 to 2004. Mr. Belhe is founder and current President of Metamodix, a medical device startup company focused on metabolic disorders. He has expertise in technical, financial and strategic assessment of high-technology value opportunities. He earned a Bachelor of Science degree in Chemical Engineering from the University of Bombay, India and a PhD in Chemical Engineering from Washington University in St. Louis. He also earned a Master of Business Administration degree from Washington University in St. Louis. Mr. Belhe also serves on the boards of Metamodix, Inc. and WF Industries, Inc., both private companies.
Mr. Belhe was nominated for election to our Board of Directors because of his specific experience and proven expertise in product development and in raising capital.
Karen Gilles Larson. After nearly ten years as President and Chief Executive Officer of Synovis Life Technologies (NASDAQ: SYNO), a publicly held medical device company, she retired in 2007. Ms. Larson joined Synovis (at the time called Bio-Vascular, Inc.) in 1989 as its director of finance and administration. She was promoted to the positions of Vice President of Finance, Chief Financial Officer and Corporate Secretary. Ms. Larson filled those capacities until July of 1997, when she was named President and Chief Executive Officer of Synovis. In August of 1997, Ms. Larson was appointed to Synovis’ board of directors. She continues to serve as a Director of Synovis Life Technologies. During her tenure at Synovis’, Ms. Larson developed and executed a growth and diversification strategy, built and mentored an executive team, and moved the Synovis stock listing from the OTCBB to NASDAQ. Prior to joining Synovis, Ms. Larson was the Controller at VEE Corporation and was an accountant with the firm of McGladrey, Hendrickson and Pullen (now called RSM McGladrey). She earned a Bachelor of Arts Degree in Economics with a minor in Chemistry from the University of Minnesota. Mr. Larson is also a graduate of the University of Minnesota, Carlson School of Management Executive Development Center, Minnesota Executive program. The University of Minnesota College of Liberal Arts has name her an Alumni of Notable Achievement. Between 1982 and 1983, she completed additional classes in accounting at the University of St. Thomas, the equivalent of a major in accounting.
Ms. Gilles Larson was nominated for election to our Board of Directors because of her background in financial management and her experience on other boards, as a former CEO of a publicly-held medical technology company, in investor relations, taking companies from private to public, and SEC reporting requirements.

R.M. Rickenbach. Mr. Rickenbach has executive experience managing businesses, start-up to large, involved in technology products and services with a track record in both growth and turn-around business situations. His background includes business strategy, optimizing operations and all aspects of marketing. He is an experienced member of boards of directors involved with start-up business, leading an IPO process, international operations, strategic partnering and merger and acquisition activity. Until January 2009, he served as Chairman of the board of directors for Comtrol Corporation, which designs, manufactures and markets a wide range of connectivity products. Mr. Rickenbach served as Chairman and Chief Executive Officer of Applied Technology Consultants (ATC), an emerging Learning Management Systems software developer. In 2005, ATC merged with Compendium Corporation, and he served as a member of the board of directors of the combined companies. He also led the Corporate Business Development for Fourth Shift Corporation, an ERP software company. Mr. Rickenbach was Chairman and Chief Executive Officer of Government Technology Services, Inc. (GTSI), Chantilly, Virginia. GTSI is a personal computer marketing company focused in the Government sector. Prior to the tenure at GTSI, he held several executive and management positions with Control Data Corporation. Mr. Rickenbach currently serves as a member of the board of directors for Cyber Security Technologies, which develops and markets software that detects illegal use of desktop computer networks. In addition, he is actively involved with family business operations, MLR Ranch, a cattle ranching operation.
Mr. Rickenbach was nominated for election to our Board of Directors because of his specific experience and proven expertise in the management of start up companies and as CEO of his own company. Further, Mr. Rickenbach has had experience as chairman of other boards, has a strong sales and marketing background, and strong experience in board process and procedure.
Benno G. Sand. Mr. Sand currently serves as Executive Vice President, Business Development and Investor Relations and Secretary of FSI International, Inc. (NASDAQ: FSII) (“FSI”), a global supplier of surface conditioning equipment and technology, serving integrated circuit (IC) and microelectronics manufacturers, and has served in such positions since January 2000. Mr. Sand also served as Chief Administrative Officer of FSI from January 1998 to December 1999, as Chief Financial Officer from October 1990 to January 1998, and as Vice President of Finance from October 1987 to January 1992. Mr. Sand is a director of various FSI-owned United States and foreign subsidiaries, as well as Apprecia Technology, Inc. and public company Sajan, Inc. [SAJA.PK]. He also serves on the audit committee of Sajan. From October 2008 to April 2009, Mr. Sand had previously served on our Board of Directors.
Mr. Sand was nominated for election to our Board of Directors because of his specific experience and proven expertise in financial reporting and processes, SEC requirements, and participation in other private and public company boards. Further, Mr. Sand has experience in the mergers and acquisition process and investor relations.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES
Leadership Structure
Mr. R. M. Rickenbach serves as the Lead Director. In this role, he provides guidance to the Board and to the Chairman and CEO. He leads executive meetings of the independent Board members. During each regularly scheduled Board meeting, there is time allocated for the executive meeting, and feedback provided by the Lead Director to the Chairman/CEO.
Roy Bauer is the Chairman of the Board and CEO. Mr. Bauer prepares the Board meeting schedule, leads all full Board meetings, prepares the agenda, organizes special Board meetings outside the normal schedule, and coordinates written action approvals.
We believe this leadership structure is effective for a 5-person Board as it provide adequate checks and balances between the independent directors and the company management relative to evaluation of performance, addressing conflicts of interest, and guiding the Board of Director process.
Director Independence
Our Board of Directors has determined that four of our five current directors—Messrs. Belhe, Rickenback and Sand and Ms. Larson—are independent under the applicable standards of the Nasdaq Stock Market, and each member of our Audit and Finance Committee is independent pursuant to Rule 10A-3 of the Securities and Exchange Act of 1934.
Board Meetings
Our Board of Directors held four regularly scheduled meetings and seven special meetings during 2009, and acted by unanimous written consent in lieu of a meeting eight times, as permitted by the applicable state law, during 2009. During 2009, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned.
In order to control expenses, and in light of the fact that very few stockholders attend our annual or special meetings of stockholders in person, we do not require directors to attend stockholder meetings. Our directors are invited, and frequently one or more of our directors is in attendance at such meetings. At the 2009 annual meeting of stockholders, two of our directors, Messrs. Bauer and Belhe, were present.
We have a standing Audit and Finance Committee, Compensation Committee and Corporate Governance and Nomination Committee, each of which is more fully described below.
Committees
Audit and Finance Committee.
The Board of Directors established an Audit and Finance Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit and Finance Committee currently consists of Board members Kedar R. Belhe Karen Gilles Larson, and Benno G. Sand, with Mr. Sand serving as chair of the committee since September 2009. All of the committee members are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002. Our Board of Directors has determined that we have two Audit and Finance Committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K: Messrs. Belhe and Sand.
The committee was established for the purpose of overseeing our accounting and financial reporting and disclosure processes and the audits of our financial statements. The committee recommends for approval by our Board of Directors an independent registered public accounting firm to audit our consolidated financial statements for the fiscal year in which they are appointed, and monitors the effectiveness of the audit effort, the internal and financial accounting organization and controls and financial reporting. The duties of the committee are also to oversee and evaluate the independent registered public accounting firm, to meet with the independent registered public accounting firm to review the scope and results of the audit, to approve non-audit services provided to us by our independent certified public accountants, and to consider various accounting and auditing matters related to our system of internal controls, financial management practices and other matters. The committee complies with the provisions of the Sarbanes-Oxley Act of 2002. A copy of the Audit and Finance Committee charter is available on our website at www.digitiliti.com.
The Audit and Finance Committee commonly meets at least quarterly to review and approval the financial reports and to discuss accounting, reporting and internal control matters, and other pertinent matters as they arise. The Audit and Finance Committee also discusses auditing issues via telephone conference and during regularly scheduled Board meetings, as appropriate, after which time the conversations are incorporated into Board’s minutes. The committee held four meetings during 2009.

Compensation Committee.
The Board of Directors established a Compensation Committee. The Compensation Committee currently consists of Board members Karen Gilles Larson, R.M. Rickenbach, and Kedar R. Belhe, who serves as Chair. All of the committee members are independent as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and as defined by the Sarbanes-Oxley Act of 2002.
The committee was established for the purpose of overseeing that the executive officers of Digitiliti and its wholly owned subsidiary, Storage Elements, and directors of Digitiliti are compensated effectively in a manner consistent with the compensation strategy of Digitiliti, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Compensation Committee sets all levels of compensation for the executive officers. For executive officers other than the CEO, this committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. Determinations are based on criteria which include the performance of Digitiliti’s accomplishment of key financial and strategic objectives, and the successful development of management. This committee is responsible for conducting an assessment of the performance of the Chief Executive Officer at least annually, reviewing and approving Digitiliti’s variable pay plans, overseeing any incentive compensation and equity-based compensation plans for employees, review and approve employment agreements or severance agreements and other duties as may be assigned. A copy of the Compensation Committee charter is available on our website at www.digitiliti.com.
The committee has the authority to delegate any of its responsibilities to one or more subcommittees made up solely of Board members as the committee may from time to time deem appropriate. The committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the committee to attend any meetings and to provide such pertinent information as the committee may request. The committee has not engaged compensation consultants during the year 2009 to determine or recommend the amount or form of executive and director compensation. The committee has read consultant reports prepared for similar companies and has spoken with experts regarding compensation in the past.
This committee commonly meets prior to Board meetings, pending pertinent agenda items. This committee also discusses compensation issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into Board’s minutes. The committee held four meetings during 2009.
Corporate Governance and Nomination Committee.
The Board of Directors established a Corporate Governance and Nomination Committee. The Corporate Governance and Nomination Committee currently consists of Board members Roy A. Bauer, R.M. Rickenbach, and Karen Gilles Larson, serving as Chair. The current slate of director nominees were recommended to the Corporate Governance and Nomination Committee by our Chief Executive Officer, security holders and independent investment advisors.
The committee was established for the purpose of overseeing the identification, evaluation, and nomination of Board members for election. The committee also has the responsibility for evaluating the performance of the Board and Board committees. The committee oversees all matters of corporate governance. Currently, the committee submits nominations for election to fill vacancies on the Board to the entire Board of Director for its consideration. A copy of the Corporate Governance and Nomination Committee charter is available on our website at www.digitiliti.com.

Our goal is to assemble a Board of Directors that brings together a diverse variety of perspectives and skills derived from high quality business and professional experience. In evaluating potential directors, the committee considers the following factors:
•	the appropriate size of our Board of Directors;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees, including experience in desirable vertical markets such as financial, legal, medical or education or public companies, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Director;
•	educational and practical experience;
•	familiarity with the information technology industry; and
•	the desire to balance the benefit of continuity with the periodic injection of a fresh perspective that can be provided by new Board members.
This committee meets at least twice a year, and holds additional meetings when pertinent matters arise. This committee also discusses governance issues via telephone conference and during regularly scheduled Board meetings, after which time the conversations are incorporated into the Board’s minutes. The committee held 4 meetings during 2009.
Qualifications of Candidates for Election to the Board
Our Board of Directors takes a critical role in guiding our strategic direction, and it oversees the management of us. When candidates for our Board of Directors are considered, they are evaluated based upon various criteria. Director candidates for our Board of Directors are considered for vacant seats if they (i) are independent, in accordance with applicable law and stock exchange listing standards, (ii) demonstrate high ethical standards, professionalism, and integrity in their personal and professional dealings, (iii) are willing to commit themselves to their duties as members of our Board of Directors and its various committees and to their responsibilities to us, (iv) possess the appropriate knowledge and understanding of fundamental financial statements, (v) have substantial relevant business and technological experience, (vi) provide a diverse set of skills, backgrounds and experiences in order to provide varying perspectives, (vii) have no identified conflicts of interest with us, (viii) have not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection, and (ix) are willing to comply with our code of ethics. We retain the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.
Process for Identifying and Evaluating Candidates for Election to the Board
The role of the Corporate Governance and Nomination Committee is to review the qualifications and backgrounds of any candidates for our Board of Directors, its current members, as well as the overall composition of the Board. In the case of any director candidates, the questions of independence and financial expertise are important to determine what roles the candidate can perform, and the Corporate Governance and Nomination Committee will consider whether the candidate meets the applicable independence standards and the level of the candidate’s financial expertise. Any new candidates will be interviewed, and the Corporate Governance and Nomination Committee will approve the final nominations. Our chairman of the Board, acting on behalf of the Corporate Governance and Nomination Committee, will extend the formal invitation to the selected candidates.

Stockholder Nominations
Stockholders may nominate director candidates for consideration by the Corporate Governance and Nominating Committee by writing to our Secretary, who will forward the nomination to the chairman of the Corporate Governance and Nominating Committee. The submission must provide the candidate’s name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer’s business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Corporate Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled “Qualifications of Candidates for Election to the Board.” The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Corporate Governance and Nominating Committee and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the Corporate Governance and Nominating Committee then will deliberate and make a decision as to whether the candidate will be appointed and subsequently submitted to our stockholders for a vote. The Corporate Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, on the basis of whether the candidate was recommended by a stockholder.
Executive Sessions of the Board
Our Board of Directors has adopted a formal policy of meeting in executive session, with only independent directors being present, on a regular basis and at least two times each year. The Board of Directors met in executive session four times during 2009.
Stockholder Communications
Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to our Board. Accordingly, stockholders who wish to communicate with our Board of Directors or a particular director may do so by sending a letter to William M. McDonald, Secretary, at 266 East 7th Street, St. Paul, MN 55101. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board of Directors or only certain specified individual directors. Mr. McDonald copies all such letters and circulates them to the appropriate director or directors.
DIRECTOR COMPENSATION
Below is the compensation received by members of our Board of Directors in 2009, except that the compensation for Roy A. Bauer, Daniel J. Herbeck (former director and executive officer) and Brad D. Wenzel (former director and executive officer) is disclosed under the section titled “Executive Compensation.”
DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

	Fees			Non-Equity	Nonqualified
	Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)	($)	($)(7)	($)	Earnings ($)	($)	Total ($)
Kedar R. Belhe (1)	—	—	$122,353	—	—	—	$122,353
Karen Gilles Larson (2)	—	—	$122,353	—	—	—	$122,353
R.M.Rickenbach (3)	—	—	$31,983	—	—	—	$31,983
Benno G. Sand (4)	—	—	$31,983	—	—	—	$31,983
Jonathan S. Miner (5)	—	—	$11,483	—	—	—	$11,483
Pamela J. Miner (6)	—	—	$11,483	—	—	—	$11,483

(1)	On May 14, 2009, Mr. Belhe was granted a five-year option to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director. On April 22, 2010, this option was cancelled and replaced with a new option with identical terms due to errors in the grant of the original option.

(2)	On May 14, 2009, Ms. Gilles Larson was granted a five-year option to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on her continued service as a director. On April 22, 2010, this option was cancelled and replaced with a new option with identical terms due to errors in the grant of the original option.

(3)	On September 10, 2009, Mr. Rickenback was granted a five-year option to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director.

(4)	On February 6, 2009, Mr. Sand was granted a ten-year option to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director. When he departed from the Board in April 2009, this option was cancelled unvested pursuant to its terms. On September 10, 2009, when Mr. Sand rejoined the Board, he was granted a five-year option to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director.

(5)	On February 6, 2009, Mr. Miner was granted a ten-year option to purchase 100,000 shares of our common stock. Upon his departure from the board, the option was cancelled unvested pursuant to its terms.

(6)	On February 6, 2009, Ms. Miner was granted a ten-year option to purchase 100,000 shares of our common stock. Upon her departure from the board, the option was cancelled unvested pursuant to its terms.

(7)	The value of the stock options is calculated in accordance with FASB ASC Topic 718.
EXECUTIVE OFFICERS
As of the date of this report, each of the persons below currently serves as one of our executive officers:

Name	Age	Positions	Officer Since
Roy A. Bauer	65	Chairman of the Board, President and Chief Executive Officer	Elected Chairman October 2008 Appointed as President & CEO February 2009

William M. McDonald	46	Chief Financial Officer and Secretary	April 2008
The following is a summary of the background and business experience of our executive officers other than Mr. Bauer (whose background and business experience is described in connection with his status as a director):
William M. McDonald. Mr. McDonald has over 25 years experience in public accounting. Having assumed the position of Controller in June 2007, the Company promoted him to the position of Chief Financial Officer in April 2008. Prior to joining Digitiliti, Mr. McDonald held a senior level position in the Commercial Loan division of North Star bank in St. Paul, Minnesota, and served as Chief Financial Officer for Kath Fuel Oil Co. Mr. McDonald holds a Public Accounting certificate (inactive status), as well as a degree of Juris Doctor from William Mitchel College of Law.

EXECUTIVE COMPENSATION
The following table provides information relative to compensation paid to each person who served as a named executive officer anytime during the fiscal years ended December 31, 2008 and December 31, 2009.

									Non-Equity		Nonquali-
									Incentive		fied
									Plan		Deferred	All Other
Name and						Stock	Option		Compen-		Compen-	Compen-
Principal		Salary		Bonus		Awards	Awards		sation		sation	sation		Total
Position	Year	($)		($)		($)	($) (1)		($)		($)	($)		($)
Roy A. Bauer, CEO	12/31/09	$175,000	(2)	$10,000	(3)	0	$240,053	(4)	$40,000	(3)	0	0		$465,053
	12/31/08	0		0		0	0		0		0	0		0

William McDonald, CFO	12/31/09	$84,977		0		0	0		0		0	12,879	(5)	$97,856
	12/31/08	$93,091		0		0	$154,167		0		0	3,850	(5)	$251,108

Brad D. Wenzel Former	12/31/09	$77,118		0		0	$417,522	(7)	0		0	0		$494,640
CEO and Director(6)	12/31/08	$231,230		0		0	0		0		0	0		$231,230

Larry D. Ingwersen,	12/31/09	0		0		0	0		0		0	0		0
Former CEO (8)	12/31/08	$191,382	(9)	0		0	$1,425,000	(10)	0		0	$54,093.16	(9)	$1,670,475

Daniel J. Herbeck, Former	12/31/09	$34,623		0		0	0		0		0	0		$34,623
President, CEO and Director (11)	12/31/08	$104,868		0		0	0		0		0	$135,953	(12)	$240,821

Mark Savage, Former	12/31/09	0		0		0	0		0		0	0		0
President (13)	12/31/08	0		0		0	$79,883	(14)	0		0	$44,000	(15)	$123,883

Roderick D. Johnson,	12/31/09	0		0		0	0		0		0	0		0
Former COO (16)	12/31/08	$191,382	(9)	0		0	$1,425,000	(17)	0		0	$54,093.16	(9)	$1,670,475

(1)	The value of the stock options and warrants are calculated in accordance with FASB ASC Topic 718.

(2)	Under the terms of his employment agreement, Mr. Bauer is paid an annual salary of $175,000. In 2009, $131,222.85 of his salary was paid in common stock of Digitiliti, or 656,249 shares, at $0.20 per share, pursuant to the terms of his employment agreement. Starting October 1, 2009, his agreement provides that his salary would be payable monthly half in cash ($7,291.67) and half in shares of common stock at $.20 per share (36,458 shares). The price at which the shares were issued to Mr. Bauer in 2009, as described above, was above the fair market value of the shares on each date the shares issued.

(3)	Under the terms of his employment agreement, Mr. Bauer was granted a one time performance bonus of $50,000, earned if Mr. Bauer was Chief Executive Officer of Digitiliti on December 31, 2009. A portion of the bonus, $10,000, was paid to Mr. Bauer in 2010 pursuant to his request. However, we are still obligated to pay Mr. Bauer the remaining $40,000.

(4)	On February 6, 2009, Mr. Bauer was granted a ten-year option (valued at $25,836) to purchase 225,000 shares of our common stock, exercisable at $0.385 per share, and vests over a period of three years based on his continued service as a director. Under the terms of his employment agreement, Mr. Bauer was granted a signing bonus of a ten-year warrant (valued at $82,432) to purchase 500,000 shares of our common stock at $0.20 per share (which was above the market value of our stock at the time of grant), vested in full. In addition, if Mr. Bauer achieved various performance goals by certain dates in 2010, Mr. Bauer would be granted three additional warrants to purchase: 250,000 shares at $0.35 per share (valued at $44,313), 250,000 shares at $0.50 per share (valued at $43,736) and 250,000 shares at $.50 per share (valued at $43,736). Two of the warrant incentives were not granted due to the performance goals not being achieved by the deadline, but one warrant incentive is still outstanding.

(5)	During the two year period for 2008 and 2009, we paid McDonald Professional Services $12,879 and $3,850, respectively. McDonald Professional Services is owned by William M. McDonald, and the amounts paid represent fees for professional services rendered during those years.

(6)	Mr. Wenzel served as CEO from January 2005 until April 17, 2008, when he resigned as CEO and was replaced by Mr. Ingwersen. Mr. Wenzel continued as an officer and director of Digitiliti until April 15, 2009, when he resigned from such positions.

(7)	Under the terms of his severance arrangement, Mr. Wenzel was issued a three-year warrant to purchase 300,000 shares of our common stock, exercisable at $0.385 per share, valued at $42,527 in connection with his assignment of intellectual property and confidentiality agreement. In addition, the arrangement provided that we would convert an outstanding option to acquire 1,500,000 shares of common stock, exercisable at $0.385 per share, which would have expired according to its terms, into a warrant to purchase the same number of shares at the same exercise price but for an extended period until April 15, 2015. The new warrant was valued at $374,995.

(8)	Mr. Ingwersen served as CEO from April 17, 2008 until October 13, 2008, when he resigned and was replaced by Mr. Herback.

(9)	Messrs. Ingwersen and Johnson collectively agreed to receive in lieu of an aggregate of $100,227.68 of salary earned by both in 2008: (i) a warrant each to purchase 180,000 shares of our common stock, exercisable at $0.385 per share, until June 1, 2014 (each valued at $41,082), and (ii) 252,500 shares of our common stock each (based on the fair market value of $0.25 per share on date of issuance, valued at $63,125). The difference between the amount of salary owed to both of $100,227.68 and the value of the aggregate payments to both of $208,414 was $108,186.32, which is reflected under the column All Other Compensation.

(10)	Mr. Ingwersen was granted a ten-year option to purchase 1,425,000 shares of our common stock, exercisable at $0.385 per share, and vested over a period of two years.

(11)	Mr. Herbeck served as acting President, CEO and a director from October 17, 2008 until February 16, 2009, when he resigned and was replaced by Mr. Bauer.

(12)	Prior to becoming CEO, Mr. Herbeck provided services to us as a consultant. As a consultant, Mr. Herbeck earned $105,343.82 in 2008, but agreed to receive in lieu of such compensation, 600,862 shares of common stock, based on $0.20 per shares — the market value of our stock on the date of issuance, and a five — year warrant to purchase 100,000 shares of our common stock, exercisable at $.35 per share. The value of such warrant was $15,781.

(13)	Mr. Savage served as President until April 17, 2008, when he resigned. He resigned as a director on January 16, 2009.

(14)	Mr. Savage was granted a five-year option to purchase 225,000 shares of our common stock, exercisable at $0.35 per share.

(15)	Mr. Savage provided services as President pursuant to a management agreement with M2 Capital. In 2008, M2 Capital was paid $44,000 in management fees in connection with Mr. Savage’s services to us.

(16)	Mr. Johnson served as COO until October 13, 2008.

(17)	Mr. Johnson was granted a ten-year option to purchase 1,425,000 shares of our common stock, exercisable at $0.385 per share, and vested over a period of two years.
Executive Employment Arrangements with Named Executive Officers
On October 30, 2009, we entered into an employment agreement with Roy A. Bauer, our Chief Executive Officer. Under this agreement, we agreed to pay Mr. Bauer an annual base salary of $175,000; a one-time performance bonus of $50,000 based on Mr. Bauer continuing to be our Chief Executive Officer on December 31, 2009; signing bonus of a fully-vested, five-year warrant to purchase 500,000 shares of our common stock, exercisable at $0.20 per share. In addition, contingent on achieving certain performance goals in 2010, we agreed to issue Mr. Bauer three warrants to purchase 250,000 shares of our common stock each. Conditions for two of the warrants were not met within the required deadlines, and so were not issued. The last warrant, conditioned on building management capabilities and implementing an orderly CEO transition plan by December 31, 2010, would be exercisable at $.50 per share if issued. The agreement also provides that Mr. Bauer’s salary from February 9, 2009 through September 30, 2009 would be paid in shares of our common stock (546,875 shares) based on $0.20 per share, and that from October 1, 2009 onward, his monthly salary would be payable half in cash and half in shares of common stock, based on $0.20 per share.
We do not have a formal employment agreement or arrangement with William M. McDonald, our Chief Financial Officer.
Severance Arrangements with Named Executive Officers
In April 2009, we entered into a severance arrangement with Brad D. Wenzel, one of our former Chief Executive Officers, upon his resignation. Under this arrangement, Mr. Wenzel would be paid severance equal to six months salary, payable in accordance with our current payroll practice. If we had sold our Pharaoh Enterprise Online Data Protection and Backup operations (“Pyramid”) within 12 months, Mr. Wenzel would have been entitled to 2.5% of the base price we receive from the sale. In consideration for Mr. Wenzel entering into a confidential agreement and an agreement to assign all his rights to intellectual property conceived by Mr. Wenzel during his employment to us, we issued him a three-year warrant to purchase 300,000 shares of our common stock at $0.385 per share. Under this arrangement, we also agreed to exchange his five-year option granted on July 23, 2007 to purchase 1,500,000 shares at $0.385 per share, which would have terminated in connection with his resignation, into a new five-year warrant to purchase the same amount of shares at the same exercise price, so that he would have the ability to exercise for five years after his resignation.
Pension Benefits
None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.
Nonqualified Deferred Compensation
None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

OUTSTANDING EQUITY AWARDS AT YEAR END 2009
The following table provides information as of December 31, 2009 regarding unexercised stock options, stock awards that have not vested and equity incentive plan awards for each person who served as a named executive officer during the year ended December 31, 2009.

Option Awards (1)									Stock Awards
											Equity	Equity
											Incentive	Incentive
				Equity						Market	Plan	Plan
				Incentive					Number	Value of	Awards:	Awards:
				Plan					of Shares	Shares	Number of	Market or
				Awards					or Units	or Units	Unearned	Payout Value
	Number of	Number of		Number of					of Stock	of Stock	Shares,	of Unearned
	Securities	Securities		Securities					That	That	Vested Units	Shares, Units
	Underlying	Underlying		Underlying		Option			Have	Have	or Other	or Other
	Unexercised	Unexercised		Unexercised		Exercise	Option		Not	Not	Rights That	Rights That
	Options (#)	Options (#)		Unearned		Price	Expiration		Vested	Vested	Have Not	Have Not
Name	Exercisable	Unexercisable		Options (#)		($)	Date		(#)	($)	Vested (#)	Vested ($)
Roy A. Bauer	100,000	125,000	(2)	—		$0.385	02/06/2019		—	—	—	—
	—	—		250,000	(3)	$0.35	—	(3)	—	—	—	—
	—	—		250,000	(4)	$0.50	—	(4)	—	—	—	—
	—	—		250,000	(5)	$0.50	—	(5)	—	—	—	—

William McDonald	120,839	29,161	(6)	—		$0.35	07/23/2017		—	—	—	—
	83,336	66,664	(7)			$0.35	04/17/2018		—	—	—	—

Daniel J. Herbeck	100,000	0		—		$0.35	02/10/2014		—	—	—	—

(1)	None of our named executive officers exercised options in 2009.

(2)	The option vests as to 6,250 additional shares each month until it is fully vested on August 31, 2011.

(3)	Under Mr. Bauer’s employment agreement, if the commercial launch of Pyramid occurs no later than March 31, 3010, Mr. Bauer would receive a warrant to purchase 250,000 shares of our common stock. This condition was not met within the time frame, and so the warrant was not earned and was not issued to Mr. Bauer.

(4)	Under Mr. Bauer’s employment agreement, if we raised a minimum of $3,000,000 of additional capital by June 30, 2010, Mr. Bauer would receive a warrant to purchase 250,000 shares of our common stock. This condition was not met within the time frame, and so the warrant was not earned and was not issued to Mr. Bauer.

(5)	Under Mr. Bauer’s employment agreement, if he builds management capabilities and implements an orderly CEO transition plan by December 31, 2010, Mr. Bauer will receive a warrant to purchase 250,000 shares of our common stock.

(6)	The option vests as to 4,167 additional shares each month until it is fully vested on July 31, 2010.

(7)	The option vests as to 4,167 additional shares each month until it is fully vested on April 30, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Since the beginning of our fiscal year 2009, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets as of December 31, 2009 and 2008 and in which any related person, including any current director, executive officer, holder of more than 5% of our capital stock, or entities affiliated with them, had a material interest.
Our Audit and Finance Committee’s charter requires review of any proposed related party transaction, conflicts of interest and any other transaction for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. During the fiscal year 2009, there have not been any related party transactions or proposed related party transactions which were not reviewed and approved by our Board of Directors.
Code of Conduct
On May 1, 2009, the Board of Directors approved a Code of Conduct which applies to our president, chief executive officer, chief accounting officer or controller and any other person who performs similar functions for us. The Code of Conduct was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and is available on our website at www.digitiliti.com. The Audit and Finance Committee of our Board of Directors is responsible for overseeing the Code of Conduct. Our Board of Directors must approve any waivers of the Code of Conduct.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission, and to furnish copies of all such reports to us.
Based solely on review of the copies of such forms furnished to us, the following Section 16(a) filings for our executive officers and directors were not timely filed for transactions that occurred during fiscal year 2009 due to inadvertent oversight: Roy A. Bauer, 1 filing for 3 transactions; Kedar R. Belhe, 2 filings for 2 transactions; Karen Gilles Larson, 1 filing for 1 transaction; R.M. Rickenbach, 1 filing for 1 transaction; Benno G. Sand, 2 filings for 2 transactions; Jonathan S. Miner (former board member), 1 filing for 1 transaction; and Pamela J. Miner (former board member), 1 filing for 1 transaction.

PROPOSAL 2
APPROVAL OF THE 2010 LONG-TERM INCENTIVE PLAN
On July 15, 2010, the Board of Directors adopted the Digitiliti, Inc. 2010 Long-Term Incentive Plan (“2010 Plan”), subject to approval by stockholders. Our stockholders are asked to act upon a proposal to approve the 2010 Long-Term Incentive Plan.
The 2010 Plan is intended to attract, motivate and retain key employees, directors and other individuals and to provide additional incentives through stock ownership and other incentives. Eligible participants in the plan are: (i) employees of the Company or an affiliate who are selected by the committee to participate in the 2010 Plan, (ii) directors, and (iii) consultants, agents, advisors and independent contractors who are selected by the committee to participate in the 2010 Plan and render bona fide services to the Company or an affiliate. As of August 16, 2010, there were approximately 18 employees eligible for participation, five directors, and one other individual eligible for participation in the 2010 Plan. Except as described below, no awards have been made or anticipated to be made under the 2010 Plan as of the date of this proxy statement.
The 2010 Plan permits the Company to grant awards in the form of Qualified Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance-Based Awards, and Other Awards, each of which is defined below.
If the 2010 Plan is approved by the stockholders, existing and future non-employee directors shall be granted the following options automatically:
NEW PLAN BENEFITS

2010 Long-Term Incentive Plan
	Number of	Exercise Price
Each Non-Employee Director:	Option Shares	($)	Vesting
Initial Automatic Grant of Non-Qualified Options(1)	225,000	(3)	(4)

Additional Automatic Grants of Non-Qualified Options(2)	5,000	(3)	(5)

(1)	Granted to each person who is first elected or appointed to serve as a non-employee director after the effective date of the 2010 Plan.

(2)	Granted to each existing non-employee director on the anniversary date of the initial grant to such non-employee director. Existing non-employee directors who are reelected under Proposal One of this Proxy Statement shall receive an additional automatic grant of options on the date of the Plan is approved by the Stockholders, and on such annual anniversary date thereafter.

(3)	100% of the Fair Market Value of one share of common stock on the date of grant.

(4)	Option vests as to one-third (1/3) of the shares on the first anniversary date of the date of grant with the remainder vesting ratably monthly over the following two years if such non-employee director is then a director of the Company.

(5)	Option vests 100% on the first anniversary date of the date of grant if such non-employee director is then a director of the Company.
Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast at the annual meeting, in person or by proxy, must be received in favor of this proposal.

Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the 2010 Long-Term Incentive Plan.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR the approval of the 2010 Long-Term Incentive Plan.

Set forth below is a summary description of the essential features of the 2010 Plan. This description is subject to and qualified in its entirety by the full text of the 2010 Plan, which is attached to this Proxy Statement as Annex A.
DESCRIPTION OF THE 2010 PLAN
Effective Date and Term
Subject to the approval by the stockholders under this proposal, the 2010 Plan will be effective as of July 15, 2010 and will terminate on July 14, 2020 or at such earlier date as the Board shall determine. The termination of the 2010 Plan will not affect any outstanding awards granted under the 2010 Plan.
Number of Shares
Subject to permitted adjustments for certain events, the number of shares of common stock that may be issued in connection with awards granted under the 2010 Plan is 5,000,000 shares. If: (i) an Option or Stock Appreciation Right expires or is terminated, surrendered or canceled, without having been fully exercised, (ii) a Restricted Stock is forfeited, or (iii) any other grant results in shares of common stock not being issued, the shares covered by such award would again be available for use under the 2010 Plan. In addition, if (A) any shares of common stock are used as full or partial payment to the Company upon exercise of an Option or for any other award that requires a payment to the Company or (B) any shares are surrendered or withheld to pay employment taxes or other withholding obligations, such shares would again be available for use under the 2010 Plan.
The number of shares authorized under the 2010 Plan would be adjusted in the case of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company. Upon such events, the number of shares or other securities issued pursuant to an award under the 2010 Plan, the exercise price of any Option or Stock Appreciation Right and other affected terms of an award issued under the 2010 Plan will be appropriately adjusted.
Administration
The 2010 Plan will be administered by the Compensation Committee. If the Board has not appointed a separate Compensation Committee, the 2010 Plan will be administered by the entire Board, unless the Board appoints a committee of at least two but fewer than the entire Board. If the committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the committee. (The administrator of the 2010 Plan shall generally be referred to as the committee.)
Subject to the express provisions of the 2010 Plan, the committee has complete authority to:
•	determine when and to whom awards are granted and the type and amounts of awards;

•	determine the terms, conditions and provisions of, and restrictions relating to, each award granted;

•	determine the form and contents of all award agreements evidencing and describing an award;

•	determine whether awards will be settled, paid or exercised in cash, shares or other awards or other property, or cancelled, forfeited or suspended;

•	interpret and construe the 2010 Plan and any award agreement evidencing an award;

•	establish, amend, waive and rescind any rules and regulations relating to the administration of the 2010 Plan;

•	take any other action which it considers necessary or advisable for the administration of the 2010 Plan and to carry out the purposes of the 2010 Plan; and

•	Correct any defect, supply any omission or reconcile any inconsistency in the 2010 Plan or in any award or award agreement evidencing an award.
Each member and former member of the committee and each person the committee delegates or has delegated authority under the 2010 Plan will be entitled to indemnification by the Company against any loss, liability, judgment, damages, costs and reasonable expense incurred by such person in connection with any action taken, failure to take action or any determination made in good faith under or with respect to the 2010 Plan.
Amendment
The Board of Directors may amend the 2010 Plan, and such amendment will not adversely affect any award granted prior to such amendment. However, if an amendment would diminish any rights of a participant pursuant to an award granted under the 2010 Plan, such amendment will not be made without the consent of such participant.
Change in Control
In the event of a Change in Control, as defined below, all Options and Stock Appreciation Rights shall become fully and immediately exercisable, any restrictions imposed on Restricted Stock shall lapse, all awards shall be deemed fully earned for the performance periods, and other awards shall become fully vested, exercisable or payable. In addition, the committee may take other actions it deems necessary or advisable with respect to awards, including establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards to provide for earlier, later, extended or additional time for exercise and lifting restrictions and other modifications. The committee may take such actions with respect to all participants, to certain categories of participants or to only individual participants.
“Change in Control” means:
•	a sale or other disposition of all or substantially all of the Company’s assets (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

•	the liquidation or dissolution of the Company;

•	when a person becomes the owner of fifty percent (50%) or more of the voting power of the Company who was not an owner of at least fifty percent (50%) of such combined voting power as of the effective date of the transaction; or

•	a merger or consolidation involving the Company in which the stockholders of the Company prior to the effective date of the transaction have ownership of less than 50% of the voting power of the surviving entity immediately following the transaction.
Eligibility for Awards
Awards may be granted to: (i) employees of the Company or an affiliate, including officers, (ii) directors of the Company, and (iii) any consultants, agents, advisors or independent contractors who are selected by the committee to participate in the 2010 Plan, who render bona fide services to the Company or an affiliate that are not in connection with a capital raising transaction and who do not promote or maintain a market for the Company’s securities. Qualified Stock Options may be granted only to employees of the Company or an affiliate of the Company.
Types of Awards
Under the 2010 Plan, the committee may grant a number of different types of awards. A summary of the principal characteristics of various types of awards which may be granted is set forth below.

Stock Options. Two types of stock options to purchase our common stock may be granted under the 2010 Plan. Stock options intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), are referred to as “Qualified Stock Options,” and options not intended to so qualify are referred to as “Non-Qualified Stock Options.”
For Qualified Stock Options, the option price shall be no less than 100% of the fair market value of the shares of common stock on the date the option is granted. For Non-Qualified Stock Options, the option price shall be determined by the committee but shall be no less than 85% of the fair market value of the shares of common stock on the date the option is granted.
The other terms of options shall be determined by the committee. However, in the case of options intended to qualify as Qualified Stock Options, such terms must meet all requirements of Section 422 of the Code. Currently, such requirements include:
•	the option must be granted within 10 years from the adoption of the 2010 Plan;

•	the option may not have a term longer than 10 years;

•	the option must be not transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his/her lifetime;

•	the maximum aggregate fair market value of common stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000; and

•	the option must be granted only to an employee.
In addition, if the optionee owns more than 10% of the Company’s common stock or more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate of the Company, the option price must be at least 110% of fair market value of the shares of common stock on the date the option is granted, and the option may not have a term longer than five years.
Director Options. Each non-employee director shall automatically be granted two types of Non-Qualified Options, referred to as “Director Options.”
Each person who is first elected or appointed to serve as a non-employee director after the effective date of the 2010 Plan and each person who is elected to serve as a non-employee director at the 2010 annual meeting shall automatically be granted an initial Director Option to purchase 225,000 shares of common stock. Such Director Options shall have an exercise price equal to the fair market value of the shares of common stock on the date the option is granted, vest as to one-third (1/3) of the option shares on the first anniversary date of the date of grant with the remainder vesting ratably monthly over the following two years if the person is then a director of the Company, and expire five years after the date of grant.
In addition, each non-employee director shall automatically be granted an additional Director Option on each anniversary date of the initial Director Option grant if the person is then a director of the Company. Such Director Options shall grant the right to purchase 5,000 shares of common stock, have an exercise price equal to the fair market value of the shares of common stock on the date the option is granted, vest as 100% of the option shares on the first anniversary date of the date of grant, and expire ten years after the date of grant.
In addition to the Directors Options, the committee may grant directors other awards under the 2010 Plan.
Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) is the right to receive an amount equal to the appreciation in value of one share of common stock from the time the SAR is granted until the time the grantee elects to receive payment. Participants who elect to receive payment of SARs may receive payment in common stock or in cash, or a combination of both as determined by the committee.

When a SAR is granted in tandem with an option, the SAR’s exercise price shall not be less then the exercise price of the option, the SAR shall cover the same number of shares of common stock covered by the option or a fewer number as the committee determines, and the SAR shall be subject to the same terms and conditions as the option except for additional limitations as provided in the 2010 Plan or an award agreement evidencing the award. In addition, the exercise of the option shall cause a correlative reduction in the SARs; and the payment of SARs shall cause a correlative reduction in the shares under the option. Payment may be made in common stock or in cash, or a combination of both as determined by the committee.
Restricted Stock. Restricted Stock is common stock which is subject to forfeiture and transfer restrictions until a period of time has elapsed and/or certain performance or other conditions have been fulfilled. The committee may, at any time in its discretion, waive all or any part of any restrictions applicable to a Restricted Stock grant. Unless the committee provides otherwise, and subject to other limitations in the 2010 Plan, the person receiving an award of Restricted Stock shall have all rights of a stockholder with respect to the shares subject to the Restricted Stock award, including the right to receive dividends and the right to vote, from the date of grant.
Other Awards. In addition to the awards listed above, the committee may grant other incentives payable in cash or in shares of common stock under the 2010 Plan as it determines to be in the best interest of the Company, and subject such Other Awards to other terms and conditions as the committee deems appropriate.
Performance-Based Awards. The committee may grant performance-based Options, Restricted Stock and Other Awards. Generally, the rights under Performance-Based Awards shall be based upon the attainment of written performance goals approved by the committee for a performance period set by the committee.
General Provisions Applicable to Awards
Under the 2010 Plan, the following provisions are applicable to one or more types of awards:
Award Agreement and Terms of Award. The grant of any award will be evidenced by an award agreement which describes the specific award granted and the terms, conditions and provisions of, and restrictions relating to, such award. Any award agreement shall contain such provisions as the committee shall determine to be necessary, desirable and appropriate.
Transferability. Unless otherwise specified in an award agreement or permitted by the committee, each award shall be non-transferable other than by will or the laws of descent and distribution and shall be exercisable during a participant’s lifetime only by him/her.
Payment. Upon the exercise of an option or in the case of any other award that requires a payment to the Company, payment may be made either:
•	in cash; or

•	with the consent of the committee:

•	by the tender of shares of common stock having an aggregate fair market value equal to the amount due the Company, including a so-called “cashless exercise;”

•	in other property;

•	by the surrender of all or part of an award (including the award being exercised or acquired); or

•	by any combination of the foregoing, including cash.
Withholding. At the time any award is granted under the 2010 Plan, vested or exercised, the Company may require payment from the holder to satisfy any income withholding requirements applicable to such distribution, vesting or exercise. If the committee consents, the holder may pay such amount by delivering shares of common stock or have the Company withhold shares of common stock with a fair market value equal to the amount of taxes owed.

Restrictions on Shares
The committee may require each person purchasing common stock pursuant to an option or receiving common stock pursuant to any other form of award under the 2010 Plan to represent to and agree with the Company in writing that such person is acquiring the shares for investment and without a view to distribution or resale. In addition, shares issued under the 2010 Plan may be subject to restrictive agreements between the Company or an affiliate and the participant. The committee may require that a legend reflecting any restriction described above be placed on any certificate for shares.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 2010 PLAN
The following is a summary of the U.S. federal income tax consequences of the 2010 Plan, based on current income tax laws, regulations and rulings.
Qualified Stock Options

Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of a Qualified Stock Option. If an optionee exercises a Qualified Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his/her gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of his/her gain or loss will be the difference between the amount realized on the disposition of the shares and his/her basis in the shares.
If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (“Early Disposition”), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of:
•	the amount realized on the Early Disposition, or

•	the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares.
The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than his/her basis in the shares, the difference between the amount realized and his/her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.
The excess of the fair market value of the shares at the time the Qualified Stock Option is exercised over the exercise price for the shares is an item of tax preference, or Stock Option Preference, which is discussed below.
Non-Qualified Stock Options
Non-Qualified Stock Options do not qualify for the special tax treatment accorded to Qualified Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, the optionee recognizes ordinary income upon the exercise of a Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise of the option over the amount of cash paid for the stock.
As a result of the optionee’s exercise of a Non-Qualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee’s gross income. The Company’s deduction will be taken in the Company’s taxable year in which the option is exercised.
The excess of the fair market value of the stock on the date of exercise of a Non-Qualified Stock Option over the exercise price is not a Stock Option Preference.

SARs
Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of a SAR, the participant recognizes ordinary income in an amount equal to the fair market value of shares of common stock or cash received, and the Company is entitled to a deduction equal to such amount.
Restricted Stock and Performance Shares
Grantees of Restricted Stock and Performance-Based Awards of shares do not recognize income at the time of the grant of such awards. However, when shares of Restricted Stock become free from any restrictions or when shares are paid under Performance-Based Awards, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions and/or performance conditions are satisfied, less, if applicable, the amount paid for the stock. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the Stock and not at the time the restrictions lapse, in which case the amount of income recognized will be the fair market value of the Stock on the date of grant less any amount paid. The Company will be entitled to deduct as compensation the amount includible in the grantee’s income in its taxable year in which the grantee recognizes the income.
Cash Awards
Cash-based awards are taxable as ordinary income when received or constructively received by a participant. The Company is entitled to deduct the amount of a cash-based award when the award is taxable to the recipient.
Taxation of Preference Items
The Code imposes an Alternative Minimum Tax on a portion of the optionee’s “alternative minimum taxable income”. Alternative minimum taxable income is determined by adding the optionee’s Stock Option Preference and any other items of tax preference to the optionee’s adjusted gross income and then subtracting certain allowable deductions and a specified exemption amount.
Change of Control
If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of stock options upon a Change of Control, all or a portion of the accelerated benefits may constitute “Excess Parachute Payments” under Section 280G of the Code to certain officers, stockholders, or highly-compensated individuals. The individual receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the individual’s average annual compensation over the five calendar years preceding the year of the Change of Control, and the Company is not entitled to a deduction for such payment.
Limitation on Deduction
Section 162(m) of the Code provides that no deduction will be allowed for certain remuneration with respect to a covered employee to the extent such remuneration exceeds $1,000,000. Under the regulations interpreting Code Section 162(m), a covered employee is any individual who, as of the last day of the Company’s taxable year, is the Company’s chief executive officer or among the four highest compensated officers. Code Section 162(m) does not apply to: (a) compensation payable solely on account of the attainment of one or more performance goals if (i) the goals are determined by a committee of two or more outside directors, (ii) the material terms under which the remuneration will be paid, including the goals, is disclosed to stockholders and approved by a majority of the stockholders, and (iii) except in the case of SARs and certain stock options (as described below), the committee certifies that the goals have been met; and (b) compensation payable under a binding contract in effect on February 17, 1993 which is not thereafter modified in any material respect. Compensation arising from SARs and stock options where the price from which appreciation is calculated or exercise price, as the case may be, is no less than fair market value on the date of grant constitute compensation on account of attainment of a performance goal as long as the committee described above grants the SARs or options and the stockholders approve the maximum number of shares per participant over a specific time period. The $1,000,000 limitation is reduced by any remuneration subject to such limitation for which a deduction is disallowed under the Change of Control provisions set forth above. Awards under the Plan may be structured to avoid the application of Code Section 162(m).
Summary Only
The foregoing statement is only a summary of the U.S. federal income tax consequences of the 2010 Plan and is based on the Company’s understanding of present U.S. federal tax laws and regulations, which are subject to change.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
FROM 110,000,000 TO 135,000,000 SHARES AND
ALLOCATE THE ADDITIONAL SHARES AS COMMON STOCK
Our stockholders are asked to act upon a proposal to amend our Certificate of Incorporation, as amended, to increase the number of shares that the Company is authorized to issue from 110,000,000 to 135,000,000, and allocate such additional shares as common stock. A form of the Certificate of Amendment to our Certificate of Incorporation incorporating the amendment proposed in this Proposal 3 is attached to this Proxy Statement as Annex B.
Our Certificate of Incorporation currently authorizes us to issue up to 110,000,000 shares, whereby 100,000,000 shares have been allocated as common stock, 1,200,000 shares have been allocated as Series A Convertible Preferred Stock and 8,800,000 shares have been allocated as undesignated preferred stock. As of August 16, 2010, we had outstanding 64,745,000 shares of common stock and 752,262 shares of Series A Convertible Preferred Stock. Our Board of Directors believes the proposed increase in the authorized number of shares and allocating such shares as common stock is necessary to provide the Company with the flexibility to meet business and compensation needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.
The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by our stockholders, except as may be required by applicable laws or regulations. Although there are no current plans for use of the additional shares, these purposes may include additional stock issuances, retirement of indebtedness, employee benefit programs, corporate business combinations or other corporate purposes. In addition, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should a business opportunity be presented in the future.
This amendment and the authorization of additional shares of common stock will not alter the current number of issued shares or change the relative rights and limitations of the shares of outstanding common stock. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, any issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of stock of the Company. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of stock of the Company. However, the actual effect on the holders of outstanding stock cannot be ascertained until the shares of common stock are issued in the future.
Vote Required
In order to approve this proposal, the affirmative vote of a majority of the voting power of our common stock and Series A Convertible Preferred Stock entitled to vote at the annual meeting of stockholders must be received in favor of this proposal.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares from 110,000,000 shares to 135,000,000 shares and allocate the additional shares as common stock.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares from 110,000,000 shares to 135,000,000 shares and allocate the additional shares as common stock.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF
MALONE AND BAILEY, LP
AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Finance Committee has appointed Malone and Bailey, LP (“Malone and Bailey”) to serve as our independent registered public accounting firm for the year ending December 31, 2010, subject to ratification by our stockholders. Malone and Bailey has audited our consolidated financial statements for the years ended December 31, 2008 and 2009. Lurie Besikof Lapidus & Company, LLP (“Lurie Besikof”) previously served as our independent registered public accounting firm and audited our consolidated financial statements for the year ended December 31, 2007. Our stockholders are asked to act upon a proposal to ratify the appointment of Malone and Bailey as our independent registered public accounting firm for the year ending December 31, 2010.
A representative of Malone and Bailey is expected to be present at the annual meeting, by telephone, and will have an opportunity to make a statement if he or she so desires. The Malone and Bailey representative will also be available to respond to appropriate questions from stockholders.
Audit and Non-Audit Fees

During the fiscal years 2009 and 2008, fees for services provided by Malone and Bailey were as follows:

	2009	2008
Audit Fees	$86,445	$0
Audit-Related Fees (review of registration statements and other SEC filings)	$66,775	$69,499
Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States)	—	—
All Other Fees	—	—

Total Fees	$153,220	$69,499

In addition, audit fees for services provided by Lurie Besikof for the fiscal years ended December 31, 2008 and 2009 were $175,223 and $0, respectively.
None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.
Compatibility of Fees
The Audit and Finance Committee of the Board of Directors has considered whether the provision of the services described above is compatible with maintaining the independent registered public accounting firms’ independence and has concluded that the services did not interfere with the independent registered public accounting firms’ independence.
Pre-Approval Policies and Procedures
The Audit and Finance Committee has a policy for the pre-approval of audit services, requiring its prior approval for all audit and non-audit services provided by our independent registered public accounting firms. Our independent registered public accounting firms may not provide certain prohibited services. The Audit and Finance Committee’s prior approval must be obtained before the scope or cost of pre-approved services is increased.
Consistent with these policies and procedures, the Audit and Finance Committee approved all of the services rendered by Malone and Bailey and Lurie Besikof during fiscal years 2009 and 2008, as described above.

Vote Required
In order to approve this proposal, the affirmative vote of a majority of the votes cast at the annual meeting, in person or by proxy, must be received in favor of this proposal.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2010.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR ratification of the appointment of Malone and Bailey, LP as our independent registered public accounting firm for the year ending December 31, 2010.
REPORT OF THE AUDIT AND FINANCE COMMITTEE
The following Audit and Finance Committee Report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.
The Audit and Finance Committee oversees our financial reporting process on behalf of our Board of Directors. The committee is comprised of three directors. The committee is currently governed by our Audit and Finance Committee charter. A copy of the charter is available on our website at www.digitiliti.com. All of the Audit and Finance Committee members are independent within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, and are “independent,” as that term is defined in Section 10A of the Exchange Act. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its responsibilities, the committee reviewed the financial statements in the quarterly reports on Form 10-Q and the Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of our financial reporting and controls.
The committee reviewed with our independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting standards, their judgments as to the quality and acceptability of our financial reporting and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the matters required to be discussed by the statement on Auditing Standards No.61, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the committee has discussed with the independent registered public accounting firm the auditors’ independence from management and us, including the matters in the registered public accounting firm’s written disclosures and the letter required by the applicable requirements of the PCAOB. Furthermore, the committee has considered whether the provision of non-audit services by the independent registered public accounting firm for the fiscal year ended December 31, 2009, is compatible with maintaining their independence.
The committee also discussed with our independent registered public accounting firm the overall scope and plans for its audit. At least once a quarter, the committee meets with members of the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC. The committee has appointed Malone and Bailey, LP to serve as our principal independent public accountants for the year ending December 31, 2010.

Management is responsible for our financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The committee’s responsibility is to monitor and review these processes. It is not the committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the committee may not be, and, except for our Audit and Finance Committee financial experts, do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the independent registered public accounting firm’s report on our financial statements. The committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with U.S. generally accepted auditing standards or that our independent accountants are in fact “independent.”
In addition to the responsibilities discussed in the preceding paragraphs, the committee’s responsibilities include reviewing significant accounting policies, policy decisions and changes, along with significant accounting, reporting and operational issues. The committee also reviews corporate policies and significant instances (if any) of the lack of compliance with laws and regulations, ethics, conflicts of interest and the investigation of misconduct or fraud. The committee is responsible for the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting, review and approval of the annual internal audit plan and reports of the internal audit function and the establishment of procedures to receive, retain and treat complaints and whistle-blower information regarding questionable accounting or auditing matters.
The committee is pleased to submit this report to the stockholders with regard to the above matters.
Benno G. Sand, Chairman
Kedar R. Belhe
Karen Gilles Larson

The form of proxy and this proxy statement have been approved by our Board of Directors and are being mailed and delivered to stockholders by its authority.

/s/ Roy A. Bauer
ROY A. BAUER
Chief Executive Officer and President
Saint Paul, Minnesota
September  _____, 2010

ANNEX A
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF DIGITILITI, INC.
Digitiliti, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1. The Certificate of Incorporation of the Corporation is hereby amended by changing the paragraph numbered “Fourth” so that, as amended, said paragraph shall be and read in its entirety as follows:
“The aggregate number of shares that the corporation shall have authority to issue is 135,000,000 shares, divided into two classes: 125,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.  The Board of Directors has the right to set the series, classes, rights, privileges and preferences of the preferred or any class or series thereof, by amendment hereto, without shareholder approval, as provided in the General Corporation Law of the State of Delaware or as hereafter amended.”
2. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on October 14, 2010 upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its Secretary as of the                      day of                                         , 2010.

By:

Title:

Name:

ANNEX B
DIGITILITI, INC.
2010 LONG-TERM INCENTIVE PLAN

DIGITILITI, INC.
2010 LONG-TERM INCENTIVE PLAN
Effective Date: July 15, 2010

DIGITILITI, INC.
2010 LONG-TERM INCENTIVE PLAN

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DIGITILITI, INC.
LONG-TERM INCENTIVE PLAN
1. Purpose of the Plan
The purposes of the Digitiliti, Inc. 2010 Long-Term Incentive Plan (the “Plan”) are (a) to promote the long-term interests of Digitiliti, Inc. (the “Company”) and its stockholders by strengthening the Company’s ability to attract, motivate and retain key personnel and (b) to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company’s stockholders.
2. Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section; other terms are defined elsewhere in the Plan:
(a)	“Affiliate” means a Parent or Subsidiary.

(b)	“Award” means an Option, Stock Appreciation Right, Share of Restricted Stock, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the Plan.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.

(e)	“Committee” means the Compensation Committee of the Board or, if the Board has not appointed a separate Compensation Committee, the entire Board.

(f)	“Common Stock” means the Company’s common stock, $0.001 par value per share.

(g)	“Company” means Digitiliti, Inc., a Delaware corporation.

(h)	“Director” means a member of the Board of Directors of the Company.

(i)	“Director Option” means a Non Qualified Option granted to a Director pursuant to Section 8.

(j)	“Effective Date” means July 15, 2010.

(k)	“Employee” means any person, including officers and Directors, employed by the Company or any Subsidiary. The payment to a Director by the Company of directors’ fees shall not be sufficient to constitute employment by the Company.

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(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)	“Exercise Price” means the purchase price per Share under the terms of an Option.

(n)	“Fair Market Value” means, on a given date, (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange, the average of the closing sales prices of the Common Stock on the end of any day on all national securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, and bid and asked prices therefor in the domestic over-the-counter market are reported by Pink Sheets LLC (or any comparable reporting service), the average of the closing bid and asked prices on such day as reported by Pink Sheets LLC (or any comparable reporting service), or (iii) if the Common Stock is not listed on any national securities exchange or in the domestic over-the-counter market, the fair value of the Common Stock determined by the Committee in good faith in the exercise of its reasonable discretion.

(o)	“Non-employee Director” means a Director who is not an Employee of the Company.

(p)	“Non-Qualified Option” means a stock option granted pursuant to Section 7 that does not qualify as an incentive stock option as defined in Section 422 of the Code.

(q)	“Option” means a Qualified Option or a Non Qualified Option (including a Director Option).

(r)	“Other Stock-Based Awards” means Awards granted pursuant to Section 11(a) or Section 12.

(s)	“Other Cash-Based Awards” means Awards granted pursuant to Section 11(b) or Section 12.

(t)	“Parent” means any “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code or any successor provision. The term shall include any Parent which becomes such after adoption of the Plan.

(u)	“Participant” means an employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan; a Director of the Company who receives Director Options or other Awards under the Plan; or any consultant, agent, advisor or independent contractor who is selected by the Committee to participate in the Plan and who renders bona fide services to the Company or an Affiliate that (i) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities. Except where the context otherwise requires, references in this Plan to “employment” and related terms shall apply to services in any such capacity.

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(v)	“Performance-Based Awards” means Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards granted pursuant to Section 12.

(w)	“Performance-Based Full-Value Awards” means all Performance-Based Awards other than Options and Stock Appreciation Rights.

(x)	“Plan” means this Digitiliti, Inc. 2010 Long-Term Incentive Plan, as amended or supplemented from time to time.

(y)	“Qualified Option” means a stock option granted pursuant to Section 6 that is intended to qualify as an incentive stock option under Section 422 of the Code.

(z)	“Restricted Stock” means any shares of Common Stock granted under Section 10.

(aa)	“Stock Appreciation Right” means a stock appreciation right granted pursuant to Section 9.

(bb)	“Subsidiary” means any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code. The term shall include any Subsidiary which becomes such after adoption of the Plan.
3. Shares Subject to the Plan
The total number of shares of Common Stock which may be issued under the Plan is 5,000,000 shares. The full number of shares of Common Stock available under the Plan may be used for any Option or other type of Award. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment upon the occurrence of any of the events and in the manner set forth in Section 13. If all or any potion of an Option or Stock Appreciation Right expires or is terminated, surrendered or cancelled without having been fully exercised, if Restricted Stock is forfeited, or if any other grant of an Award results in any shares of Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Any shares of Common Stock which are used as full or partial payment to the Company upon exercise of an Option or for any other Award that requires a payment to the Company and any shares surrendered or withheld to pay employment taxes or other withholding obligations also shall be available for the grant of Awards under the Plan. The issuance of shares of Common Stock upon the exercise or satisfaction of an Award shall reduce the total number of shares of Common Stock available under the Plan. No fractional shares of Common Stock will be issued under the Plan, but instead any fractional Share will be rounded downward to the next lowest whole Share.

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4. Administration
(a)	Delegation of Authority. The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee consisting of at least two but fewer than all the members of the Board. If the Committee does not consist of the entire Board, the Committee’s members shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairperson and shall hold its meetings at such times and places as it may determine. A majority of the Committee’s members shall constitute a quorum. All determinations of the Committee made at a meeting in which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination of the Committee reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

(b)	Authority of Committee. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan and any applicable law or regulation. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award or agreement in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

(c)	Indemnification. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)	Tax Withholding. The Committee shall have the right to require payment by a Participant of any amount it may determine to be necessary to withhold for federal, state, local, non-U.S. income, payroll or other taxes as a result of the exercise, grant or vesting of an Award. With the consent of the Committee, the Participant may pay a portion or all of such withholding taxes by delivering shares of Common Stock to the Company or having the Company withhold shares of Common Stock with a Fair Market Value or cash equal to the amount of such taxes that would have otherwise been payable by the Participant.

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(e)	Deferral. In the discretion of the Committee, in accordance with any procedures established by the Committee and consistent with the provisions of Section 162(m) of the Code and Treas. Reg. §1.409A-2(b)(7) when applied to Participants who may be “covered employees” thereunder, a Participant may be permitted to defer the issuance of shares of Common Stock or cash deliverable upon the exercise of an Option or Stock Appreciation Right, vesting of Restricted Stock, or satisfaction of Other Stock-Based Awards or Other Cash-Based Awards, for a specified period or until a specified date, but not beyond the expiration of the term of such Option, Stock Appreciation Right, Restricted Stock grant, or other Award.
(f)	Dividends or Dividend Equivalents. If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to any underlying shares of Common Stock. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, shares of Common Stock, Restricted Stock or otherwise.
5. Term of Plan
This Plan shall commence on July 15, 2010 (the “Effective Date”) and shall terminate on July 14, 2020 or at such earlier date as the Board of Directors shall determine. The termination of this Plan shall not affect any Awards then outstanding under the Plan. No Award may be granted under the Plan after July 14, 2020.
6. Terms and Conditions of Qualified Options
Options granted under the Plan may be Qualified Options. When the Committee approves a grant of a Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Qualified Option Agreement”) setting forth the terms of the Qualified Option, and such Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:
(a)	Number of Shares and Exercise Price. The Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Qualified Option. The number of shares of Common Stock subject to the Qualified Option and the Exercise Price shall be adjustable as provided in Section 12(a) of this Plan.

(b)	Exercisability; Term. Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee. However, subject to Section 6(l), a Qualified Option shall not be exercisable more than ten (10) years after the date it is granted. The period during which a Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 6(e), (f) and (g) of this Plan.

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(c)	Exercise of Qualified Options. Except as otherwise provided in the applicable Qualified Option Agreement, a Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 6, the exercise date of a Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 6(c) and Section 6(d) below. The purchase price for the shares of Common Stock as to which a Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer, or, if provided in the Qualified Option Agreement or with the consent of the Committee: (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.
(d)	Manner of Exercise of Qualified Options. A Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Qualified Option is being exercised; (ii) delivering the original Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Qualified Option is being exercised as provided in Section 6(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Qualified Option, the fact of such issuance shall be noted on the Qualified Option Agreement by the Company before the Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Qualified Option Agreement have been issued by the Company to the Participant or when the Qualified Option expires, the Participant shall deliver the Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 6(c) and 6(d), the Company shall deliver to the Participant exercising the Qualified Option stock certificates evidencing the number of shares with respect to which the Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

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(e)	Termination of Employment or Service. If a Participant who holds a Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Qualified Option Agreement provides otherwise, such Qualified Option, if then exercisable, shall automatically terminate and be forfeited on the 90th day following termination if not earlier exercised, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Qualified Option. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Qualified Option or up to one (1) year after such termination of employment or other service.
(f)	Death of Participant. Unless otherwise provided in the applicable Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Qualified Option. Such Qualified Option shall be exercised pursuant to Sections 6(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Qualified Option shall pass by will or the laws of descent and distribution.
(g)	Termination of Qualified Options Not Exercisable. Unless the applicable Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Qualified Option shall be available for the grant of Awards under the Plan.

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(h)	No Obligation to Exercise Qualified Option. The grant of a Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Qualified Option.
(i)	Eligible Recipients. Qualified Options may be granted only to persons who are employees of the Company or an Affiliate.
(j)	Exercise Price. Subject to the provisions of Section 6(l), the exercise price of shares of Common Stock that are subject to a Qualified Option shall not be less than 100% of the Fair Market Value of such shares at the time the Qualified Option is granted, as determined in good faith by the Committee.
(k)	Limit on Exercisability. The aggregate Fair Market Value (determined at the time the Qualified Option is granted) of the shares of Common Stock with respect to which Qualified Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000. To the extent a Qualified Option exceeds this $100,000 limit, the portion of the Qualified Option in excess of such limit shall be deemed a Non-Qualified Option.
(l)	Restrictions for Certain Shareholders. The purchase price of shares of Common Stock that are subject to a Qualified Option granted to an employee of the Company or any Affiliate who, at the time such Qualified Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Qualified Option is granted, and such Qualified Option may not be exercisable more than five (5) years after the date on which it is granted. For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.
(m)	Limits on Transferability and Exercise of Qualified Options. Qualified Options shall not be transferable except by will or the laws of descent and distribution, and Qualified Options shall be exercisable during a Participant’s lifetime only by such Participant.
(n)	Effect of Not Meeting Requirements. Subject to the discretion of the Committee to provide otherwise, if the terms of a Qualified Option do not meet any requirements of this Plan or the Code necessary to be treated as a Qualified Option under the Code, such Qualified Option shall not terminate but shall be a Non-Qualified Option granted under this Plan.

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7. Terms and Conditions of Non-Qualified Options
Options granted under the Plan may be Non-Qualified Options. When the Committee approves a grant of a Non-Qualified Option to a Participant, it shall prepare or cause to be prepared an option agreement (“Non Qualified Option Agreement”) setting forth the terms of the Non-Qualified Option, and such Non Qualified Option Agreement shall be signed on behalf of the Company and by the Participant. Non-Qualified Options granted under this Plan shall be subject to the foregoing and to the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine; provided, however, that Non Qualified Options that are Director Options shall be governed by the provisions of Section 8 to the extent that they are inconsistent with the provisions of this Section 7.
(a)	Number of Shares and Exercise Price. The Non Qualified Option Agreement shall state the total number of shares of Common Stock subject to the Non-Qualified Option it evidences, the Exercise Price per share of Common Stock and the other terms of the Non-Qualified Option. The Exercise Price of any Non-Qualified Option may be less than, equal to or greater than Fair Market Value; provided, however, that in no event shall the exercise price be less than eighty-five (85%) percent of Fair Market Value on the date of grant. The number of shares of Common Stock subject to the Non-Qualified Option and the Exercise Price shall be adjustable as provided in Section 13(a) of this Plan.
(b)	Exercisability; Term. Non-Qualified Options granted under the Plan shall be exercisable at such time(s) and upon such terms and conditions as may be determined by the Committee, but in no event shall a Non-Qualified Option be exercisable more than ten (10) years after the date it is granted, except as the Committee may determine under Section 13(d) of the Plan. The period during which a Non-Qualified Option may be exercised once it is granted may not be reduced, except as provided in Sections 7(e), (f) and (g) of this Plan.
(c)	Exercise of Non-Qualified Options. Except as otherwise provided in the applicable Non Qualified Option Agreement, a Non-Qualified Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 7, the exercise date of a Non Qualified Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 7(c) and Section 7(d) below. The purchase price for the shares of Common Stock as to which a Non-Qualified Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Non Qualified Option Agreement or with the consent of the Committee: (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Non-Qualified Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.

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(d)	Manner of Exercise of Non-Qualified Options. A Non-Qualified Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Non-Qualified Option is being exercised; (ii) delivering the original Non Qualified Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Non-Qualified Option is being exercised as provided in Section 7(c) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Non-Qualified Option, the fact of such issuance shall be noted on the Non Qualified Option Agreement by the Company before the Non Qualified Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Non Qualified Option Agreement have been issued by the Company to the Participant or when the Non Qualified Option expires, the Participant shall deliver the Non Qualified Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 7(c) and 7(d), the Company shall deliver to the Participant exercising the Non-Qualified Option stock certificates evidencing the number of shares with respect to which the Non-Qualified Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.
(e)	Termination of Employment or Service. If a Participant who holds a Non Qualified Option shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Non Qualified Option Agreement provides otherwise, such Non-Qualified Option shall, if then exercisable, automatically terminate and be forfeited on the 90th day following termination, if not earlier exercised, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Non-Qualified Option. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Non Qualified Option that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Non-Qualified Option or up to one year after such termination of employment or other service.

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(f)	Death of Participant. Unless otherwise provided in the applicable Non Qualified Option Agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Non Qualified Option held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Non Qualified Option. Such Non Qualified Option shall be exercised pursuant to Sections 7(c) and (d) of this Plan by the person or persons to whom the Participant’s rights under the Non Qualified Option shall pass by will or the laws of descent and distribution.
(g)	Termination of Non-Qualified Options Not Exercisable. Unless the applicable Non Qualified Option Agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Non-Qualified Option that is not exercisable shall automatically and immediately terminate as to such Participant, and the shares of Common Stock subject to such portion of the Non-Qualified Option shall be available for the grant of Awards under the Plan.
(h)	No Obligation to Exercise Non-Qualified Option. The grant of a Non-Qualified Option under the Plan shall impose no obligation on the Participant to exercise such Non-Qualified Option.
8. Automatic Grants of Director Options to Non-employee Directors
(a)	Automatic Grants of Director Options. Under the Plan, each Non-employee Director shall automatically be granted Director Options to purchase shares of Common Stock as follows:
(i)	Initial Grants of Director Options. Each Non-employee Director will be granted an initial Option (the “Initial Grant”) as follows:
1.	Future Non-Employee Directors. Each person who is first elected or appointed to serve as a Non-employee Director after the Effective Date shall automatically be granted a Director Option on the date of his or her initial election or appointment to the Company’s Board of Directors to purchase 225,000 shares of Common Stock at a price equal to Fair Market Value on the date of grant.

2.	Vesting. All Director Options granted under Sections 8(a)(i) shall vest and become exercisable in cumulative installments with respect to one-third (1/3) of the shares subject to such Director Options on the first, anniversary date of the date of grant of such Director Options, and the remainder thereafter shall vest and become exercisable ratably monthly over the remaining two years, in each month the Director holding the options is then a Director of the Company.

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(ii)	Additional Grants of Director Options. On each anniversary date of the Initial Grant of a Director Option to a Non-employee Director under the Plan, such Non-employee Director will automatically be granted an additional Director Option to purchase five thousand (5,000) shares of Common Stock, but only if such person is a Non-employee Director on such date. Existing Non-Employee Directors, as of the date of adoption of this Plan, shall receive an additional grant of a Director Option upon reelection to the Board by the stockholders at the 2010 annual meeting (“Re-election Grant”), and will automatically be granted an additional Director Option on each anniversary date of the Re-election Grant, but only if such person is a Non-employee Director on such date. All Director Options granted under this Section 8(a)(ii) shall vest and become exercisable as to all of the shares subject to the Director Options one (1) year after the date of grant of such Director Option, but only if the holder of the Director Options is then a Director of the Company.
(iii)	Termination of Director Options. Subject to Sections 8(f), 8(g) and 8(h), all Director Options granted under this Section 8(a) shall expire five (5) years after the date of grant in the case of initial grants of Director Options and ten (10) years after the date of grant in the case of additional grants of Director Options.
(iv)	Exercise Price. The exercise price of Director Options granted under this Section 8(a) shall be equal to 100% of the Fair Market Value of one share of Common Stock on the date of grant of the Director Option.
(b)	Discretionary Grants. In addition to the Director Options granted pursuant to Section 8(a), a Director may be granted one or more Options or other Awards under other provisions of the Plan, and such Options or other Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.
(c)	Director Option Agreements. When a Director Option is automatically granted under Section 8(a), or when the Committee approves a grant of a Director Option, the Committee shall prepare or cause to be prepared an option agreement (“Director Option Agreement”) setting forth the terms of the Director Option, and such Director Option Agreement shall be signed on behalf of the Company and by the Participant.

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(d)	Exercise of Director Options. Except as otherwise provided in the applicable Director Option Agreement, a Director Option may be exercised for all, or from time to time any part, of the shares of Common Stock for which it is then exercisable. For purposes of this Section 8, the exercise date of a Director Option shall be the date a written notice of exercise and full payment of the purchase price are received by the Company in accordance with this Section 8(d) and Section 8(e) below. The purchase price for the shares of Common Stock as to which a Director Option is exercised shall be paid to the Company in cash or its equivalent, such as by check or wire transfer or, if provided in the Director Option Agreement or with the consent of the Committee: (i) in shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of the shares of Common Stock being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such shares were then purchased on the open market or have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under generally accepted accounting principles); (ii) partly in cash and partly in such shares; or (iii) if there is a public market for the shares of Common Stock at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the Director Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the shares being purchased.
(e)	Manner of Exercise of Director Options. A Director Option shall be exercised only by the Participant (i) delivering a completed and signed written notice of exercise to the Company in the form prescribed by the Company specifying the number of shares of Common Stock as to which the Director Option is being exercised; (ii) delivering the original Director Option Agreement to the Company; and (iii) paying to the Company the full amount of the Exercise Price for the number of shares of Common Stock with respect to which the Director Option is being exercised as provided in Section 8(d) above. When shares of Common Stock are issued to the Participant upon the exercise of that Participant’s Director Option, the fact of such issuance shall be noted on the Director Option Agreement by the Company before the Director Option Agreement is returned to the Participant. When all shares of Common Stock covered by the Director Option Agreement have been issued by the Company to the Participant or when the Director Option expires, the Participant shall deliver the Director Option Agreement to the Company, which shall cancel it. After the receipt by the Company of the written notice of exercise and payment in full of the Exercise Price in accordance with Sections 8(d) and 8(e), the Company shall deliver or cause to be delivered to the Participant exercising the Director Option stock certificates evidencing the number of shares with respect to which the Director Option has been exercised, issued in the Participant’s name; provided, however, that such delivery shall be deemed effective for all purposes when the Company or its stock transfer agent (if any) has deposited such stock certificates in the United States mail, postage prepaid, addressed to the Participant at the address specified in the written notice of exercise.

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(f)	Termination of Status as a Director. Subject to the provisions of Sections 8(g) and 8(h), if a Director ceases to serve as a Director, he or she may, but only within one year after the date he or she ceases to be a Director of the Company, exercise his or her Director Option to the extent that he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.
(g)	Disability of Director. Notwithstanding the provisions of Section 8(f) above, if a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within one year from the date of termination of such service, exercise his or her Director Option to the extent he or she was entitled to exercise it at the date of such termination. Any portion of a Director Option that is not exercisable on the date a Director ceases to be a Director of the Company, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified herein, shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

(h)	Death of Director. Upon the death of a Director holding a Director Option:
(i)	during the term of the Director Option when such Director was, at the time of his or her death, a Director of the Company and who shall have been a Director since the date of grant of the Director Option, the Director Option may be exercised, at any time within one year following the date of death, by the person who acquired the right to exercise such Director Option by bequest or inheritance, but only to the extent of the right to exercise that existed at the date of death;

(ii)	after the termination of the Director’s status as a Director, the Director Option may be exercised, at any time within one year following the date of termination (and no additional time shall be added to the time to exercise), by such Director’s estate or by a person who acquired the right to exercise the Director Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination; and

(iii)	any portion of a Director Option that is not exercisable on the date of a Director’s death, and any portion of a Director Option which the Director was entitled to exercise that is not exercised within the time specified in Section 8(h)(i) or Section 8(h)(ii), shall immediately and automatically terminate and be forfeited, and neither such Director nor any of the Director’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Director Option.

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9. Terms and Conditions of Stock Appreciation Rights
(a)	Grants. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. Any grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Stock Appreciation Right. The Committee may impose such terms and conditions upon any Stock Appreciation Right as it deems fit. A Stock Appreciation Right granted in connection with an Option or a portion thereof (i) may be granted at the time the related Option is granted or at any time before the exercise or cancellation of the related Option, (ii) shall cover the same number of shares of Common Stock covered by the Option (or such fewer number of shares of Common Stock as the Committee may determine), and (iii) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 9 (or such additional limitations as may be included in the Award agreement evidencing such Stock Appreciation Right).
(b)	Terms. The exercise price per share of Common Stock of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted. In addition, in the case of a Stock Appreciation Right granted in conjunction with an Option or a portion thereof, the exercise price shall not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share, times (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option or a portion thereof shall entitle a Participant to surrender to the Company the unexercised Option or any portion thereof and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one share of Common Stock over (y) the Exercise Price per share of Common Stock, times (II) the number of shares of Common Stock covered by the Option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock or in cash, or partly in shares and partly in cash (any such shares of Common Stock valued at such Fair Market Value), all as set forth in the Award agreement evidencing such Stock Appreciation Right or as otherwise determined in the discretion of the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date.

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(c)	Termination of Employment or Service. If a Participant who holds a Stock Appreciation Right shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death, unless the applicable Award agreement provides otherwise, such Stock Appreciation Right shall immediately and automatically terminate and be forfeited, whether or not exercisable, and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such Stock Appreciation Right. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit exercise of the portion of the Stock Appreciation Right that is exercisable upon such termination of employment until the earlier of the originally stated date of termination of the Stock Appreciation Right or up to one year after such termination of employment or other service.
(d)	Death of Participant. Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death, any Stock Appreciation Right held by such Participant may be exercised to the same extent that the Participant would have been entitled to exercise it at the date of death and may be exercised within a period of one (1) year after the date of death, but in no case later than the expiration date of such Stock Appreciation Right. Such Stock Appreciation Right shall be exercised pursuant to Section 9(b) of this Plan by the person or persons to whom the Participant’s rights under the Stock Appreciation Right shall pass by will or the laws of descent and distribution.
(e)	Termination of Stock Appreciation Rights Not Exercisable. Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Stock Appreciation Rights that is not exercisable shall automatically and immediately terminate as to such Participant.

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10. Awards of Restricted Stock
(a)	Grant. Awards of Restricted Stock subject to forfeiture and transfer restrictions may be granted by the Committee under the Plan. Any Awards of Restricted Stock shall be evidenced by an Award agreement in such form as the Committee shall from time to time approve and which shall set forth the terms and conditions of the Award of Restricted Stock. Subject to the provisions of the Plan, the Committee shall determine the number of shares of Restricted Stock to be granted to each Participant; the duration of any period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company; and the other terms and conditions of such Awards. The Committee may determine a period of time during which the Participant receiving the Award of Restricted Stock must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during any such restricted period in installments with respect to specified portions of the shares of Restricted Stock covered by the Award of Restricted Stock. The Committee may also impose performance or other conditions that will subject the shares subject to the Award of Restricted Stock to forfeiture and transfer restrictions. The Committee may, at any time, in its discretion, waive all or any part of any restrictions applicable to any or all outstanding Awards of Restricted Stock.
(b)	Transfer Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. At the time of the grant of an Award of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock awarded thereunder shall be registered in the name of the Participant and held by the Company. Such stock certificate may bear a legend describing the conditions of the Restricted Stock Award. Unless the Award agreement evidencing an Award of Restricted Stock or the Committee provides otherwise, the Participant receiving the Award of Restricted Stock shall have all rights of a shareholder with respect to the shares of Restricted Stock subject to such Award, including the right to receive any dividends and the right to vote such shares, subject to the following restrictions: (i) the Participant receiving the Award of Restricted Stock shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the applicable Award agreement; (ii) none of the shares of Common Stock subject to the Award of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive condition; and (iii) all of the shares of Restricted Stock shall be forfeited and all rights of the Participant to such shares shall terminate, without any further obligation on the part of the Company, unless the Participant remains in the continuous employment of the Company for the entire restricted period. Any shares of Common Stock, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the shares subject to an Award of Restricted Stock shall be subject to the same restrictions, terms and conditions as such shares. After the lapse or termination of the restrictions of an Award of Restricted Stock, or at such earlier time as otherwise determined by the Committee, a stock certificate evidencing the shares of Common Stock subject to the Award of Restricted Stock that bears no legend describing the conditions of an Award of Restricted Stock shall be delivered to the Participant or his or her beneficiary or estate, as the case may be.

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(c)	Dividends. Dividends or dividend equivalents paid on any shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Stock pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Awards of Restricted Stock, as determined by the Committee in its discretion.
(d)	Termination of Employment or Service. If a Participant who holds a Restricted Stock Award shall cease to be employed by or performing services for the Company or any Affiliate for any reason other than death prior to the vesting of shares of Restricted Stock granted to such Participant, unless the applicable Award agreement provides otherwise, such Restricted Stock Award shall immediately and automatically terminate and be forfeited and neither such Participant nor any of the Participant’s heirs, personal representatives, successors or assigns shall have any rights with respect to such unvested Restricted Stock Award. Notwithstanding the foregoing, if an independent contractor or other non-employment relationship between the Participant and the Company or an Affiliate is terminated due to the commencement of an employment relationship with the Company or an Affiliate, this provision shall apply only upon termination of both the independent contractor and employment relationship between the Participant and the Company or an Affiliate. In the case of a Participant who is a natural person and who ceases to be employed by or performing services for the Company or an Affiliate due to his or her disability (with disability being determined in the sole discretion of the Committee), the Committee, at its discretion, may permit a portion or all of the shares subject to the Restricted Stock Award held by such Participant to vest on the date of such termination.
(e)	Death of Participant. Unless otherwise provided in the applicable Award agreement, if a Participant who is a natural person shall cease to be employed by or performing services for the Company or any Affiliate as a result of the Participant’s death prior to the vesting of shares subject to the Restricted Stock Award granted to such Participant, the Committee, at its discretion, may permit a portion or all of the shares of Restricted Stock to vest as of the date of death or to continue the Restricted Stock Award under such terms and conditions as the Committee may determine. The person entitled to any such shares of Restricted Stock shall be the person or persons to whom the Participant’s rights under the Restricted Stock Award shall pass by will or the laws of descent and distribution.
(f)	Termination of Restricted Stock Awards Not Vested. Unless the applicable Award agreement provides otherwise, upon termination of a Participant’s employment or other services with the Company or an Affiliate for any reason, including by reason of death or disability of the Participant, any portion of the Participant’s Restricted Stock Award that has not vested shall automatically and immediately terminate as to such Participant, and the shares subject to such portion of the Restricted Stock Award shall be available for the grant of Awards under the Plan.

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(g)	Other Provisions. Each Award agreement relating to an Award of Restricted Stock authorized under this Section 10 may contain such other provisions as the Committee shall deem advisable including, but not limited to, a requirement that shares of Common Stock acquired under an Award of Restricted Stock be subject to a restriction on the Participant’s ability to transfer the shares to third parties without the consent of the Company.
11. Other Awards
In addition to the Awards described in Section 7 through 10 of the Plan, the Committee may grant other incentives payable in cash or in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.
12. Performance-Based Awards.
Notwithstanding anything to the contrary herein, the Committee may grant performance-based Options, Awards of Restricted Stock, Other Stock-Based Awards and Other Cash-Based Awards to Participants (“Performance-Based Awards”). Any such Awards granted to Participants who may be “covered employees” under Section 162(m) of the Code or any successor section thereto shall be consistent with the provisions thereof. In such cases, a Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee.
13. Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)	Generally. Upon any change in the outstanding shares of Common Stock after the Effective Date by reason of any stock dividend, stock split, reverse stock split, reclassification, combination, exchange of shares or other similar recapitalization of the Company, there shall be an appropriate adjustment to (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Exercise Price of any Option or the exercise price of any Stock Appreciation Right, and/or (iii) any other affected terms of such Awards. Notwithstanding the foregoing, no fractional shares shall be issued or paid for. No adjustment shall be made under this Section 13(a) upon the issuance by the Company of any warrants, rights or options to acquire additional Common Stock or of securities convertible into Common Stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

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(b)	Change in Control. Notwithstanding anything contained in this Plan to the contrary, and unless otherwise provided in the applicable Award agreement at the time of grant, in the event of a “Change in Control” (as defined below), the following shall occur as of the effective date of such Change in Control with respect to any and all Awards outstanding as of the effective date of such Change in Control: (i) any and all Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on Restricted Stock shall lapse; and (iii) unless otherwise specified in an Award agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change of Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control transaction, and in full settlement of such Awards, there shall be paid out in cash, or in the sole discretion of the Committee, shares of Common Stock with a Fair Market Value equal to the amount of such cash, to participants within thirty (30) days following the effective date of the Change of Control transaction the maximum of payout opportunities associated with such outstanding Awards.
(c)	Definition of Change of Control. For purposes of this Section 13, “Change in Control” means:
(i)	The sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(ii)	The approval by the Company’s shareholders of any plan or proposal for the liquidation or dissolution of the Company;

(iii)	Any person or entity becomes the “beneficial owner” (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at elections of directors who were not beneficial owners of at least fifty percent (50%) of such combined voting power as of the Effective Date; or

(iv)	A merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, “beneficial ownership” (as defined in Rule 13d 3 under the Exchange Act) immediately following the effective date of such merger or consolidation of securities of the surviving company representing less than fifty percent (50%) of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors.
The provisions of this Section shall similarly apply to successive transactions of the types described in Sections 13(c)(i) through (iv).

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Notwithstanding anything else herein, Change of Control shall not include the sale, lease, exchange or other transfer, direct or indirect, of all or substantially all of the assets or equity of the Company’s legacy vault business (i.e., the DigiBAK (vault) business).
(d)	Additional Adjustments of Awards. Subject to the above provisions, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or other Change in Control transaction, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise and lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or to only individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control that is the reason for such action. The grant of an Award under the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.
14. Shares Acquired for Investment
Shares of Common Stock acquired by a Participant under this Plan shall be acquired by the Participant for investment and without intention of resale unless, in the opinion of counsel to the Company, such shares may be purchased without any investment representation. Where an investment representation is deemed necessary, the Committee may require a written representation to that effect by the Participant as a condition of a Participant exercising an Option or otherwise obtaining shares of Common Stock pursuant an Award granted under this Plan, and the Committee may place an appropriate legend on the stock certificates evidencing the shares of Common Stock so issued indicating that such shares have not been registered under federal or state securities laws and describing the restrictions on transfer. Each Award shall be subject to the requirement that if, at any time, the Committee shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, if necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of shares of Common Stock thereunder, then such Award shall not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

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15. No Right to Employment, Service as a Director or Awards
The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or the Affiliate’s right to terminate the employment of such Participant. Nothing in the Plan will interfere with or limit in any way the right of the Company, the Board or the Company’s stockholders to terminate the directorship of any Director at any time, nor confer upon any Director any right to continue to serve as a Director of the Company. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniform treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant.
16. Other Benefit and Compensation Programs
Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.
17. Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
18. Nontransferability of Awards; Designation of Beneficiary
(a)	Nontransferability. No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.
(b)	Designation of Beneficiary. A Participant may designate a beneficiary to succeed to the Participant’s Awards under the Plan in the event of the Participant’s death by filing a beneficiary form with the Company and, upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and the terms of this Plan and the applicable Award agreement. In the absence of a validly designated beneficiary who is living at the time of the Participant’s death, the Participant’s executor or administrator of the Participant’s estate shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution.

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19. Amendments or Termination
The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made without the consent of a Participant if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
20. International Participants
With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or adopt such modifications, procedures or subplans with respect to such Participants as are necessary or desirable to ensure the viability of the benefits of the Plan, comply with applicable foreign laws or obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate; provided, however, that no such changes shall apply to the Awards to Participants who may be “covered employees” under Section 162(m) of the Code or any successor thereto unless consistent with the provisions thereof.
21. General
(a)	Issuance of Shares of Common Stock. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under an Award granted under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or any successor thereto (the “Securities Act”) or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity. The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for an exemption from registration under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Awards, shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue stock certificates evidencing shares of Common Stock with such legends and subject to such restrictions on transfer and stop transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.
(b)	Stock Certificates. To the extent this Plan or any applicable Award agreement provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange or market on which such shares are traded or quoted.

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(c)	No Rights as a Shareholder. Unless otherwise provided by the Committee or in the Plan or an Award agreement evidencing an Award or in any other written agreement between a Participant and the Company or an Affiliate, no Award shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of any shares of Common Stock that are subject to such Award.
(d)	No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies, other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
(e)	Severability. If any provision of the Plan or any Award agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Award agreement, and such Plan or Award agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
(f)	Choice of Law. The validity, construction, interpretation, administration and effect of the Plan, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.
22. Effective Date
The Plan shall be effective on July 15, 2010 (the “Effective Date”), which is the date it was approved by the Board. No options shall be granted pursuant to Section 6 hereof until the Plan is approved by the Company’s stockholders.

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PROXY
FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD OCTOBER 14, 2010
This Proxy Is solicited on behalf of the Board of Directors of Digitiliti, Inc. (“Digitiliti”).
The undersigned, revoking all prior proxies, hereby appoints Roy A. Bauer and William M. McDonald, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock or Series A Convertible Preferred Stock of Digitiliti of record in the name of the undersigned at the close of business on August 16, 2010 at the 2010 Annual Meeting of Stockholders to be held on October 14, 2010 at 1:00 p.m., Central Daylight Time, at the primary office of Digitiliti located at 266 East 7th Street, St. Paul, Minnesota, or any adjournment thereof, upon matters listed below. I authorize the proxy to vote as his discretion may dictate on the transaction of such other business as may properly come before the 2010 Annual Meeting of Stockholders or any adjournment thereof.
Please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Digitiliti, Inc., 266 East 7th Street, St. Paul, MN 55101, attention: William M. McDonald.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 14, 2010: The Notice, Proxy Statement, 2009 Annual Report and form of Proxy will be available at www.digitiliti.com/proxy2010 beginning on or about September 4, 2010.
Proposal No. 1:
The Board of Directors recommends that you vote “For” the following director nominees.
Election of the following to the Board of Directors until the next annual meeting and until their successors are duly elected and qualified:

	For All	Withhold All	For all Except
01) Roy A. Bauer
02) Kedar R. Belhe
03) Karen Gilles Larson
04) R.M. Rickenbach
05) Benno G. Sand
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) above.
The Board of Directors recommends you vote FOR the following proposal(s):
Proposal No. 2:
To approve the 2010 long-term incentive plan.
                     For                          Against                           Abstain
Proposal No. 3:
To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares from 110,000,000 to 135,000,000 shares and allocate the additional shares as common stock.
                      For                           Against                            Abstain

Proposal No. 4:
To ratify the appointment of Malone and Bailey, LP to serve as independent registered public accounting firm for the year ending December 31, 2010.
                     For                          Against                           Abstain
When signing as attorney, executor, administrator, trustee, or other fiduciary, please give full title as such. Joint owner should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Print Name of Stockholder Number of Shares

Signature of Stockholder [SIGN WITHIN BOX]	Date

Signature of Joint Owner (if any) [SIGN WITHIN BOX]	Date